UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

October 31, 2012

Dear Shareholders:

“Look at market fluctuations as your friend rather than your enemy; profit from folly rather than participate in it.”

- Warren Buffet

This past year, the markets were again volatile. Large gains and losses in the Dow Jones Industrial Average triggered by events in the U.S. and abroad, have become almost normal activity.

The fiscal year started with improved investor sentiment as the backdrop and could be characterized by rising markets and what seemed to be improved economic indicators. Sentiment was buoyed by a perceived improvement in the European debt situation, which was aided by the European Central Bank (ECB) funding banks via its Longer-Term Refinancing Operations (LTRO), as well as the approval of a second bailout for Greece. Better than expected gains in U.S. economic indicators drove the stock market, as represented by the S&P 500 Index, to its best first calendar quarter since 1982.

As we moved into May, equity markets consolidated on renewed fears surrounding the European debt crisis that created a rapid decline in investor confidence. Macro headwinds concerned investors with signs of slowing growth in China and in the U.S. Investors seemingly ignored valuations while chasing safety and income as 10-year U.S. Treasury yields fell below 1.50% at one point.

More recently, the summer began with a rally based on fundamentals, but ended with macro events dominating. Across the globe, central banks added liquidity with the U.S. Federal Reserve instituting another round of quantitative easing (QE3). Corporate earnings growth remained strong, but fewer companies were able to beat revenue growth expectations. This lack of top line growth cast doubt on companies’ abilities to continue to grow earnings without meaningful improvement in economic growth.

Global cyclicals rallied most, along with higher beta names, as investors sought economic sensitivity and left safe-haven, high-yielding securities, which previously led the equity markets. Because QE3 was aimed at stimulating the mortgage market, the Financial Services sector rallied on the news.

As we closed the fiscal year, macro issues remained front and center. Actions by policy makers, while likely not resolving the issues, would provide a significant degree of clarity, effectively turning the major known unknowns into knowns. With the resolution of the November elections, it appears the fiscal cliff may be addressed with a combination of higher tax rates, primarily on high income earners, and cuts in spending; however, the result could be a drag on growth. As an offset, we expect the Federal Reserve to maintain its course of open-ended quantitative easing, targeting asset prices. Europe continues on its multi-year process toward fiscal integration, with many stops and starts along the way. They continue to struggle, but the threat of a large-scale financial crisis is removed due to a backstop from the ECB. With the major overhangs at least temporarily pushed to the sidelines, markets can return to focusing on fundamentals, particularly corporate earnings and economic activity. As markets turn their focus to fundamentals, our Portfolio Teams will continue to manage risk and insure that the Westwood Funds are optimally positioned to generate an attractive total return while minimizing portfolio risk.

We have seen improved performance of undervalued, fundamentally sound companies since the ECB and the Fed both instituted aggressive quantitative easing plans. This is a positive development for the Funds, as the various macro fears that have plagued the markets have caused much volatility and irrational stock price movements over the last few years. Emphasis on our investment process, philosophy, and risk control has been the historical driver of our success and will drive future success. U.S.-based, high-quality companies with solid fundamentals, including strong free cash flow, low debt, revenue visibility, and exposure to faster growing foreign markets, have reasonable valuations and continue to be attractive investments.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

We appreciate your continued trust and look forward to reporting to you again in six months.

A discussion of each fund’s performance during the past six months is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the periods ended October 31, 2012 was as follows:

	6 Months	2012 Fiscal Year
Westwood LargeCap Value Fund – I shares (WHGLX)	2.54%	12.97%
Westwood LargeCap Value Fund – A shares (WWLAX)*	2.36%	12.67%
Russell 1000 Value Index	4.72%	16.89%
*	Without sales charge

The primary positive impact on fiscal year performance was stock selection in Consumer Discretionary, Consumer Staples, Financial Services, and Utilities sectors. Top individual contributors to Fund performance were Walt Disney (DIS), Comcast, Class A (CMCSA), Pfizer (PFE), Abbott Laboratories (ABT), and Bank of America (BAC). The primary detractors were a combination of overweight positions in Technology and Energy as well as stock selection in the Energy sector. The major detractors to fiscal year performance were CONSOL Energy (CNX), Apache (APA), Cisco Systems (CSCO), TE Connectivity (TEL) and Dell (DELL).

In Consumer Discretionary, Comcast and Walt Disney rose on strong subscriber trends and strength in Broadcast Networks revenues, respectively. In Health Care, Pfizer received FDA approval of its drug Prevnar-13, for the prevention of pneumococcal disease, while Abbott Laboratories performed well all year as investors looked favorably upon its lack of generic competition in key brands, as well as strength in its rheumatoid arthritis drug, Humira. Bank of America, in Financial Services, also performed well after allaying concerns over capital levels as it continued to strengthen its balance sheet and now appears on track to surpass regulatory capital hurdles well in advance of deadlines.

Energy holdings CONSOL Energy and Apache were the largest detractors to performance. Both were negatively impacted by declines in oil and natural gas prices. Within Technology, Cisco Systems, Dell and TE Connectivity were underperformers. Cisco sold off on fears that the telecom sector was weakening further after the company issued cautious earnings guidance. While growth in its markets has slowed, Cisco should still grow faster than the overall economy. Dell and TE Connectivity also both reported disappointing fiscal 1Q earnings numbers. Dell suffered from lost market share and disappointing execution, while TE Connectivity’s subsea cable business was weak. Dell was sold out of the Fund, but we believe TE Connectivity should continue to benefit from strength in automotive and commercial aerospace industries, allowing them to grow earnings.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the periods ended October 31, 2012 was as follows:

	6 Months	2012 Fiscal Year
Westwood SMidCap Fund (WHGMX)	(0.28)%	9.57%
Russell 2500 Index	0.87%	13.00%

Security selection in Producer Durables and Consumer Discretionary were the primary detractors to performance over the last 12 months. The Fund’s worst performing securities included Navistar International (NAV), which fell on the announcement of a slowdown in global heavy truck orders, and Big Lots (BIG), which performed poorly after announcing an earnings miss, lower guidance and the departure of the company’s recently hired EVP of Merchandising. Consumer Discretionary holdings Visteon (VC) and BorgWarner (BWA) also detracted. Visteon was weak as investors sold companies with significant exposure to Europe and BorgWarner experienced weakness as investors priced in the potential for slowing auto sales. Relative performance was also hindered by Technology’s Tellabs (TLAB), which fell after disclosing a shortfall in revenues due to weakness in its North America segment and Swift Energy, which moved lower with crude and natural gas prices.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Performance was aided by the Fund’s holdings in the Technology, Energy and Utilities sectors. The best performing securities included Western Digital (WDC), which reported very strong second quarter earnings and margins, and j2 Global (JCOM), which beat quarterly earnings estimates and is benefitting from investor demand for companies with attractive dividend yields. The Utilities sector performed well for the Index, and although the Fund is underweight this sector, stock selection aided our performance. Other top contributors included Packaging Corp. of America (PKG) and Hubbell, Class B (HUB-B), which both posted positive quarterly earnings surprises as each company reported revenue growth that exceeded expectations. Hologic (HOLX) reported earnings in line with expectations but the shares rose after investors digested the news of the company’s acquisition of Gen-Probe, which makes the company the largest player in molecular diagnostics, a faster growing market.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the periods ended October 31, 2012 was as follows:

	6 Months	2012 Fiscal Year
Westwood SMidCap Plus Fund (WHGPX)	0.10%	10.01%
Russell 2500 Index	0.87%	13.00%

Security selection in Producer Durables, Consumer Discretionary and Health Care were the primary detractors to performance over the last 12 months. Of the detractors to performance, Navistar International (NAV) and Big Lots (BIG) were the Fund’s worst performing securities. Navistar, a Producer Durables holding, fell on a slowdown in global heavy truck orders, and Big Lots, a Consumer Discretionary holding, performed poorly after announcing an earnings miss, lower guidance and the departure of the company’s newly hired EVP of Merchandising. Consumer Discretionary holdings, Visteon (VC) and BorgWarner (BWA) also detracted. Visteon was weak as investors sold companies with significant exposure to Europe and BorgWarner experienced weakness as investors priced in the potential for slowing auto sales. Relative performance was also hindered by Producer Durables holding Gardner Denver (GDI), which fell due to declines in natural gas and coal prices

Performance was aided by security selection in the Technology, Energy and Utilities sectors. The best performing securities included Western Digital (WDC) and Hologic (HOLX). Western Digital, a Technology holding, reported strong quarterly earnings and margins levels that exceeded analyst expectations. Hologic, a Health Care holding, saw its shares rise after investors digested the news of the company’s acquisition of Gen-Probe, which makes the company the largest player in molecular diagnostics, a faster growing market. Other top contributors included Packaging Corp. of America (PKG), Hubbell Class B (HUB.B) and PetSmart (PETM), which posted positive quarterly earnings surprises as each company reported revenue growth that exceeded expectations. The Utilities sector performed well for the Index and, although the Fund is underweight this sector, strong stock selection aided our performance.

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund (the “Fund”) for the periods ended October 31, 2012 was as follows:

	6 Months	2012 Fiscal Year
Westwood SmallCap Value Fund (WHGSX)	1.29%	16.21%
Russell 2000 Value Index	2.69%	14.47%

Stock selection drove performance for the 12 months in Technology, Producer Durables, and Consumer Discretionary sectors. Performance was aided by security selection in Producer Durables, which should benefit from rising home prices and the impact of the Fed’s new QE3 program. Within Technology, Pervasive Software (PVSW) and Veeco Instruments (VECO) reported earnings above expectations. Pervasive was bid up as investors view the company to be a potential takeover candidate, while Veeco’s guidance rose on strong customer adoption of their LED lighting products.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Top contributor AO Smith (AOS), beat earnings expectations and raised guidance. Solid sales of their water heaters have escalated with an improving housing market and fulfillment of new orders in China. EnerSys (ENS) began its rise after reporting strong forward guidance in the first quarter. Layne Christensen (LAYN) detracted from performance due to a corruption investigation involving three former employees who failed to follow policy and procedures in their African subsidiaries.

Consumer Discretionary’s Warnaco Group (WRC), rose with a better outlook on the U.S. economy and was also bid up as PVH Corp. agreed to buy the company for a 35% premium. REITs as an asset class have been improving, and Coresite Realty (COR) has done well despite investor skepticism in their execution plans. Coresite has been able to fill all of their data centers this year and successfully beat and raised guidance. North American heavy truck demand rose this quarter and SAIA (SAIA) was a top performer due to its ability to achieve pricing power and control operating costs, which allowed them to gain leverage in their business.

Holdings in the Energy and Financial Services sectors detracted from performance. Fear in the marketplace that higher oil prices would lead to demand destruction impacted much of the Energy sector, including Cloud Peak Energy (CLD). Basic Energy Services (BAS) reported lower earnings, experienced slower oil service activity and declined on pricing pressures among their varying lines of business. Gastar Exploration (GST) reported weak earnings and lower production guidance. With natural gas prices persistently low over the recent past, liquidity concerns for funding future drilling projects seemed bleak, and both Gastar and Basic Energy were sold for more opportunistic positions. Many holdings in Financial Services performed well, but our exposure to Knight Capital Group (KCG) and their trading fiasco negatively impacted performance.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2012 was as follows:

	6 Months	2012 Fiscal Year
Westwood Income Opportunity Fund – I shares (WHGIX)	3.33%	10.46%
Westwood Income Opportunity Fund – A shares (WWIAX)*	3.21%	10.22%
Citigroup 10-Year Treasury Index	3.49%	7.37%
Citigroup 3-Month Treasury Bill Index	0.04%	0.06%
S&P 500 Index	2.16%	15.21%
FTSE NAREIT Index	2.08%	16.79%
25/25/25/25 Blended Benchmark Index**	2.06%	9.94%
*	Without sales charge.
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

A period of sustained low interest rates has significantly increased demand for securities that can provide both growth and income. As a result, asset classes held in the Income Opportunity Fund have been in favor. Accordingly, allocations in Common Stocks, Master Limited Partnerships (“MLPs”) and Preferred equities helped the Fund’s performance, while Real Estate Investment Trusts (“REITs”) and U.S. government issues detracted from performance.

Security selection, driven by our bottom-up fundamental research process, led to strong performance across asset classes. The Fund’s MLP holdings, particularly Plains All American Pipeline LP (PAA) and Magellan Midstream Partners LP (MMP), posted strong gains due to positive industry fundamentals and accelerating distribution growth. Abbott Laboratories (ABT) was a strong contributor due to robust growth and consistent earnings beats relative to Wall Street consensus expectations, as well as investor demand for defensive business models and attractive yields. A solid core business, strong international sales growth, improving margins and a shareholder-friendly capital deployment strategy drove shares of Raytheon (RTN) higher. The Bank of America, Ser D Preferred rallied with the rest of Financial Services on global monetary easing and improvement in the U.S. housing market.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Fund’s high-quality fixed-income holdings also performed well. The yield curve shifted down as investors sought the relative safety of U.S. Treasuries amid the elevated uncertainty and volatility surrounding the European debt crisis. Additionally, a larger allocation to corporate bonds versus risk-free government debt helped performance, as lower risk premiums and investor demand for higher yields resulted in tighter spreads. Top contributors included the Bank of America MTN 5.650%, 05/01/18; and the General Electric 7.125%, 12/31/49 (Perp).

Intel (INTC) declined due to continued industry-wide concerns over softening PC demand, despite the company’s attractive valuation and dividend yield. Exterran Partners L.P. (EXLP) fell on uncertainty of long-term growth prospects, while Spectra Energy (SE) was down slightly due to exposure to NGL prices. EI DuPont de Nemours (DD) was sold off as a result of macroeconomic fears surrounding global construction and industrials trends.

The Income Opportunity team continues to work hard to manage risk and better position the Fund with the objective of generating an attractive level of total return while minimizing portfolio volatility. Using our bottom-up fundamental research process, our efforts will remain focused on identifying attractive investment opportunities across the various asset classes utilized in the strategy.

Westwood Balanced Fund

The performance of the Westwood Balanced Fund (the “Fund”) for the periods ended October 31, 2012 was as follows:

	6 Months	2012 Fiscal Year
Westwood Balanced Fund (WHGBX)	2.19%	9.25%
S&P 500 Index	2.16%	15.21%
Barclays U.S. Government/Credit Index	3.32%	5.90%
Blended Benchmark*	2.73%	11.57%
*	60% S&P 500 Index/40% Barclays U.S. Government/Credit Index

The primary positive impact on fiscal year performance was stock selection in Consumer Discretionary, Consumer Staples, Financial Services, and Utilities sectors. Top individual contributors to Fund performance were Walt Disney (DIS), Comcast, Class A (CMCSA), Pfizer (PFE), Abbott Laboratories (ABT), and Bank of America (BAC). The primary detractors were a combination of overweight positions in Technology and Energy as well as stock selection in the Energy sector. The major detractors to fiscal year performance were Cisco Systems (CSCO), TE Connectivity (TEL) and Dell (DELL).

In Consumer Discretionary, Comcast and Walt Disney rose on strong subscriber trends and strength in Broadcast Networks revenues, respectively. In Health Care, Pfizer received FDA approval of its drug Prevnar-13, for the prevention of pneumococcal disease, while Abbott Laboratories performed well all year as investors looked favorably upon its lack of generic competition in key brands, as well as strength in its rheumatoid arthritis drug, Humira. Bank of America, in Financial Services, also performed well after allaying concerns over capital levels as it continued to strengthen its balance sheet and now appears on track to surpass regulatory capital hurdles well in advance of deadlines.

Within Technology, Cisco Systems, Dell and TE Connectivity were underperformers. Cisco sold off on fears that the telecom sector was weakening further after the company issued cautious earnings guidance. While growth in its markets has slowed, Cisco should still grow faster than the overall economy. Dell and TE Connectivity also both reported disappointing fiscal 1Q earnings numbers. Dell suffered from lost market share and disappointing execution, while TE Connectivity’s subsea cable business was weak. Dell was sold out of the Fund, but we believe TE Connectivity should continue to benefit from strength in automotive and commercial aerospace industries, allowing them to grow earnings.

Interest rates moved decidedly higher in the latter part of the first calendar quarter of 2012. Concerns over the European debt crisis and fears of an economic slowdown caused rates to move sharply lower in the second calendar quarter, with yields on most Treasury securities hitting record lows. As income remains difficult to find, investors continued to boost corporate bonds. By October, corporate credit spreads had declined sharply and in some cases fell to near record lows in response to strong demand from investors.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The top performing securities included U.S. Treasuries and Corporate bond holdings with longer duration and corporate notes of larger companies and longer durations: JPMorgan Chase 6.300%, 04/23/19; U.S. Treasury 1.367%, 01/15/20; Intel 3.3%, 10/01/21; Marathon Oil 5.900%, 03/15/18; U.S. Treasury Notes, 1.375% 07/15/18.

The following had slightly negative impacts on total return: AT&T 6.700%, 11/15/13; Fannie Mae 4.375%, 03/15/13; Fannie Mae 4.375%, 09/15/12; U.S. Treasury Obligations 0.750%, 08/15/13; Freddie Mac 5.125%, 07/15/12.

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund (the “Fund”) for the periods ended October 31, 2012 was as follows:

	6 Months	2012 Fiscal Year
Westwood Dividend Growth Fund (WHGDX)	0.64%	11.41%
S&P 500 Index	2.16%	15.21%

The stock market posted strong performance for the 12 month period ended October 31, 2012. The strongest performing sectors in the Fund included Health Care, Consumer Discretionary, and Financial Services. Pharmaceutical stocks accounted for much of the strong performance in the Health Care Sector. Consumer Discretionary stocks benefited from lower inflation and an improving housing market. The worst performing sectors for the 12 months included Materials & Processing, Energy, and Technology. Materials & Processing and Energy stocks were negatively influenced by lower inflation and commodity prices.

Performance relative to the S&P 500 Index was helped by stock selection in the Consumer Discretionary and Financial Services sectors. Lowe’s (LOW) was the best performing holding for the period returning over 40% due to a recovering housing market. Gannett (GCI) was also a strong performer with the company benefitting from a strong political advertising season and signs of stability in their newspaper business. In the Financial Services sector, our bank holdings, Wells Fargo (WFC) and US Bancorp (USB), posted strong returns as the U.S. government approved each company’s capital plan, allowing both firms to increase dividend payouts and repurchase shares.

Relative performance was mainly hindered by stock selection in Technology, but also to a lesser degree in the Producer Durables and Health Care sectors. Stock selection in Technology was hurt as much by what was not owned, Apple (AAPL), as by what was owned in the portfolio, given Apple’s strong performance. A global slowdown in technology spending hurt the performance of Cisco Systems (CSCO), Intel (INTC) and Microchip Technology (MCHP).

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the periods ended October 31, 2012 was as follows:

	6 Months	Cumulative Since Inception*
Westwood Short Duration High Yield Fund (WHGHX)	3.13%	4.91%
BofA Merrill Lynch U.S. High Yield Master II Index	6.32%	13.18%
*	Inception date is December 28, 2011.

The Short Duration High Yield Fund, launched at the end of 2011, has generated coupon-like returns this year. The Fund has benefited from the overall strength in the high yield market, although some of the upside was capped by the shorter duration and better quality nature of the holdings. With many existing bonds trading at or near their current call prices, capital appreciation was limited in the Fund. As of October 31, 2012, the Fund had 75% of the broad market’s yield-to-worst with 40% of the broad market duration.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

A strong new-issue market has allowed companies to proactively refinance near-term maturities. We expect this trend to continue and the Fund is weighted toward these early-redemption bonds. Approximately 70% of the Fund’s investments are in bonds trading to an expected early redemption within three years, though with longer-stated maturities. The average coupon in the Fund is almost a full point above the average in the high yield market.

U.S. economic growth is expected to remain moderately positive, supported by strength in auto, housing and tourism, offset somewhat by weakness in basic materials and natural gas producers. While uncertainty about the selection of the next U.S. President is behind us, considerable risk remains around whether sufficient consensus can be struck to attack the U.S. fiscal deficit. In Europe, tail risk has been reduced through ECB action but weak economic conditions continue. Near term, signals from U.S. deficit discussions and signs of growth outside the U.S. are likely to determine investor enthusiasm for risk assets. Thus, we continue to expect “risk-off” periods and spikes in risk premiums in a period of generally declining risk premiums.

Spread-focused investors continue to enter the high yield market, which should support a healthy refinancing environment. We expect to continue to benefit from security selection and portfolio diversification, using market volatility to opportunistically add attractively priced positions to the Fund.

Sincerely,

The Investment Team

The Westwood Funds

This represents the managers’ assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Definition of the Comparative Indices

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

Barclays U.S. Government/Credit Index is a fixed-income market value-weighted index that combines the Lehman Brothers U.S. Government Index and the Barclays U.S. Credit Index. It includes securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices), publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings).

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	12.97%	10.55%	(1.38)%	3.12%
Class A with sales charge	7.07%	8.44%	N/A	(1.78)%
Class A without sales charge	12.67%	10.29%	N/A	(0.72)%
Russell 1000 Value Index	16.89%	12.81%	(1.00)%	2.62%

*	Institutional Class commenced operations on June 28, 2006. Class A commenced operations on December 31, 2007. The Russell 1000 Value Index reports annualized inception to date as of June 28, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	9.57%	13.07%	4.29%	8.34%
Russell 2500 Index	13.00%	15.95%	2.06%	5.01%

*	Commenced operations on December 19, 2005. The Russell 2500 Index reports annualized inception to date as of December 19, 2005.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
	One Year Return	Annualized Inception to Date*
Institutional Class	10.01%	(0.76)%
Russell 2500 Index	13.00%	2.44%

*	Commenced operations on March 28, 2011. The Russell 2500 Index reports annualized inception to date as of March 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	16.21%	14.74%	0.98%	1.46%
Russell 2000 Value Index	14.47%	13.83%	0.87%	0.16%

*	Commenced operations on April 2, 2007. The Russell 2000 Value Index reports annualized inception to date as of April 2, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	10.46%	11.11%	6.41%	6.91%
Class A with sales charge	4.71%	8.98%	N/A	5.95%
Class A without sales charge	10.22%	10.85%	N/A	7.09%
25/25/25/25 Blended Benchmark Index**	9.94%	11.36%	4.00%	5.56%
S&P 500 Index	15.21%	13.21%	0.36%	3.84%
FTSE NAREIT Index	16.79%	22.49%	2.00%	5.67%
Citigroup 3-Month Treasury Bill Index	0.06%	0.09%	0.57%	1.70%
Citigroup 10-Year Treasury Index	7.37%	8.42%	8.21%	7.05%

*	Institutional Class commenced operations on December 19, 2005. Class A commenced operations on December 31, 2007. The S&P 500 Index, FTSE NAREIT Index, Citigroup 3-Month Treasury Bill Index, and Citigroup 10-Year Treasury Benchmark report annualized inception to date as of December 19, 2005.
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD BALANCED FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	9.25%	8.15%	1.11%	3.73%
60/40 Blended Benchmark Index**	11.57%	10.88%	3.25%	5.11%
S&P 500 Index	15.21%	13.21%	0.36%	3.55%
Barclays U.S. Government/Credit Index	5.90%	6.54%	6.52%	6.45%

*	Commenced operations on September 8, 2006. The S&P 500 Index and the Barclays U.S. Government/Credit Index report annualized inception to date as of September 8, 2006.
**	60% S&P 500 Index, 40% Barclays U.S. Government/Credit Index

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2012
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Class	11.41%	9.76%	2.16%	7.73%
S&P 500 Index	15.21%	13.21%	0.36%	6.91%

Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
Cumulative Inception to Date*
Institutional Class	4.91%
BofA Merrill Lynch U.S. High Yield Master II Index	13.18%

*	Commenced operations on December 28, 2011. The BofA Merrill Lynch U.S. High Yield Master II Index reports annualized inception to date as of December 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND

Bond Credit Quality as of October 31, 2012 (unaudited)

Standard & Poor’s Credit Rating	Percentage of Total Investments	Moody’s Credit Rating	Percentage of Total Investments
B+	16.74%	Baa3	1.40%
B	17.43	Ba1	2.39
B-	10.67	Ba2	6.60
BB+	4.11	Ba3	9.70
BB	9.44	B1	19.93
BB-	16.07	B2	16.24
BBB	0.12	B3	21.65
BBB-	2.35	Caa1	9.20
CCC+	13.52	Caa2	4.54
CCC	2.92	Caa3	1.13
CCC-	0.95	Ca	0.95
NR	5.68	WR	1.69

	100.00%	NR	4.58

			100.00%

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by Standard & Poor’s and or Moody’s Investors Service; both major nationally recognized statistical rating organizations (“NRSRO”). These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2012

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%
	Shares	Value

CONSUMER DISCRETIONARY — 11.7%
Advance Auto Parts	23,255	$1,649,710
Comcast, Cl A	96,600	3,623,466
General Motors*	148,700	3,791,850
Time Warner	74,000	3,215,300
Wal-Mart Stores	41,500	3,113,330
Walt Disney	65,600	3,218,992

		18,612,648

CONSUMER STAPLES — 6.0%
CVS Caremark	69,500	3,224,800
General Mills	82,000	3,286,560
PepsiCo	43,000	2,977,320

		9,488,680

ENERGY — 11.4%
Anadarko Petroleum	45,200	3,110,212
Chevron	28,300	3,118,943
EQT	59,300	3,595,359
Marathon Oil	129,600	3,895,776
Occidental Petroleum	54,900	4,334,904

		18,055,194

FINANCIAL SERVICES — 20.3%
ACE	42,600	3,350,490
AFLAC	69,000	3,434,820
American International Group*	87,800	3,066,854
Ameriprise Financial	28,700	1,675,219
Bank of America	358,300	3,339,356
CIT Group*	86,600	3,223,252
Hartford Financial Services Group	73,500	1,595,685
JPMorgan Chase	84,300	3,513,624
MetLife	97,500	3,460,275
Travelers	22,100	1,567,774
Wells Fargo	118,300	3,985,527

		32,212,876

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 18.8%
Abbott Laboratories	46,300	$3,033,576
Baxter International	54,200	3,394,546
Cardinal Health	81,200	3,339,756
Covidien	55,600	3,055,220
Johnson & Johnson	71,300	5,049,466
Merck	70,000	3,194,100
Novartis ADR	53,500	3,234,610
Pfizer	65,600	1,631,472
St. Jude Medical	20,200	772,852
Teva Pharmaceutical Industries ADR	78,500	3,172,970

		29,878,568

MATERIALS & PROCESSING — 2.0%
Dow Chemical	108,800	3,187,840

PRODUCER DURABLES — 10.1%
Boeing	46,100	3,247,284
Flowserve	12,300	1,666,527
General Dynamics	45,300	3,084,024
Honeywell International	53,300	3,264,092
Union Pacific	25,350	3,118,810
Xylem	67,700	1,642,402

		16,023,139

TECHNOLOGY — 12.4%
Cisco Systems	273,900	4,694,646
EMC*	128,000	3,125,760
Intel	130,800	2,828,550
Microsoft	153,000	4,365,855
Oracle	97,600	3,030,480
TE Connectivity	51,800	1,666,924

		19,712,215

UTILITIES — 4.1%
American Electric Power	73,900	3,284,116
Vodafone Group ADR	119,200	3,244,624

		6,528,740

Total Common Stock (Cost $123,530,459)		153,699,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2012

SHORT-TERM INVESTMENT — 3.0%
	Shares	Value

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $ 4,730,463)	4,730,463	$4,730,463

Total Investments — 99.8% (Cost $ 128,260,922)		$158,430,363

Percentages are based upon Net Assets of $ 158,825,937.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2012.

ADR – American Depositary Receipt

Cl – Class

As of October 31, 2012, all of the Fund’s investments were considered Level 1.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2012

Sector Weightings (unaudited)†:

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.5%
	Shares	Value

CONSUMER DISCRETIONARY — 15.1%
BorgWarner*	111,400	$7,332,348
Brinker International	119,162	3,670,189
Childrens Place Retail Stores*	65,424	3,822,725
Family Dollar Stores	65,933	4,348,941
Garmin	89,418	3,396,990
Lear	180,076	7,671,237
PetSmart	56,500	3,751,035
Signet Jewelers	164,057	8,491,590
Tupperware Brands	177,000	10,460,700
Universal Technical Institute	222,954	2,858,270
Warnaco Group*	36,079	2,546,456

		58,350,481

CONSUMER STAPLES — 4.1%
Dr. Pepper Snapple Group	87,755	3,760,302
JM Smucker	92,651	7,934,631
Molson Coors Brewing, Cl B	95,300	4,111,242

		15,806,175

ENERGY — 8.2%
Cabot Oil & Gas	95,915	4,506,087
Cloud Peak Energy*	197,631	4,170,014
CONSOL Energy	109,265	3,841,757
Plains Exploration & Production*	199,700	7,121,302
Rex Energy*	318,228	4,213,339
Ultra Petroleum*	345,517	7,881,243

		31,733,742

FINANCIAL SERVICES — 19.2%
Aspen Insurance Holdings	243,125	7,865,094
Axis Capital Holdings	211,926	7,675,960
BankUnited	314,690	7,461,300
BBCN Bancorp	64,975	775,152
East West Bancorp	363,400	7,736,786
First Financial Bancorp	482,410	7,573,837

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
HCC Insurance Holdings	218,900	$7,801,596
Lazard, Cl A, LP	306,471	9,028,635
PrivateBancorp, Cl A	259,725	4,197,156
Safety Insurance Group	91,338	4,233,516
SVB Financial Group*	76,836	4,348,149
Wintrust Financial	144,322	5,332,698

		74,029,879

HEALTH CARE — 7.5%
CareFusion*	369,930	9,825,341
DENTSPLY International	111,786	4,118,196
Hologic*	427,846	8,822,185
MEDNAX*	53,291	3,676,013
Orthofix International NV*	67,996	2,696,721

		29,138,456

MATERIALS & PROCESSING — 10.1%
Aptargroup	154,906	7,943,579
Cabot Microelectronics	112,960	3,366,208
Eastman Chemical	67,898	4,022,278
Packaging Corp. of America	254,340	8,970,572
Rock-Tenn, Cl A	60,800	4,449,952
Timken	260,457	10,285,447

		39,038,036

PRODUCER DURABLES — 13.7%
AGCO*	79,477	3,616,998
BE Aerospace*	176,226	7,946,030
Colfax*	226,816	7,800,202
Foster Wheeler*	198,619	4,423,245
Harsco	126,456	2,527,856
Hubbell, Cl B	97,982	8,203,053
Manpower	147,700	5,603,738
Quanex Building Products	241,322	4,770,936
Simpson Manufacturing	125,726	3,829,614
TMS International, Cl A*	600	6,288
Trex*	82,422	2,879,825
Watts Water Technologies, Cl A	30,081	1,210,159

		52,817,944

REAL ESTATE INVESTMENT TRUST — 4.2%
Alexandria Real Estate Equities	53,478	3,766,456
DiamondRock Hospitality	524,610	4,448,693
Digital Realty Trust	62,550	3,842,446
Potlatch	105,154	4,046,326

		16,103,921

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2012

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — 14.3%
Broadridge Financial Solutions	336,869	$7,731,144
Global Payments	234,764	10,036,161
j2 Global	298,722	8,973,609
Jack Henry & Associates	249,497	9,480,886
KLA-Tencor	89,200	4,149,584
JDA Software Group*	111,624	4,257,339
Tellabs	2,247,046	6,561,374
Western Digital	112,900	3,864,567

		55,054,664

UTILITIES — 3.1%
CMS Energy	248,600	6,045,952
Wisconsin Energy	150,200	5,778,194

		11,824,146

Total Common Stock (Cost $324,677,990)		383,897,444

SHORT-TERM INVESTMENT — 0.0%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $93,218)	93,218	93,218

Total Investments — 99.5% (Cost $324,771,208)		$383,990,662

Percentages are based upon Net Assets of $385,943,981.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2012.

Cl  – Class

LP – Limited Partnership

As of October 31, 2012, all of the Fund’s investments were considered Level 1.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2012

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%
	Shares	Value

CONSUMER DISCRETIONARY — 16.4%
BorgWarner*	6,100	$401,502
Brinker International	6,300	194,040
Family Dollar Stores	6,400	422,144
Garmin	9,700	368,503
Lear	10,600	451,560
PetSmart	5,700	378,423
Signet Jewelers	8,800	455,488
Tupperware Brands	8,900	525,990
Warnaco Group*	3,900	275,262

		3,472,912

CONSUMER STAPLES — 6.3%
Dr. Pepper Snapple Group	8,900	381,365
JM Smucker	6,200	530,968
Molson Coors Brewing, Cl B	9,500	409,830

		1,322,163

ENERGY — 8.1%
Cabot Oil & Gas	5,200	244,296
CONSOL Energy	7,200	253,152
EQT	7,000	424,410
Plains Exploration & Production*	10,600	377,996
Ultra Petroleum*	18,100	412,861

		1,712,715

FINANCIAL SERVICES — 14.2%
Aspen Insurance Holdings	6,600	213,510
Axis Capital Holdings	11,800	427,396
BankUnited	16,400	388,844
East West Bancorp	19,900	423,671
HCC Insurance Holdings	12,600	449,064
Invesco	18,200	442,624
Lazard, Cl A, LP	15,900	468,414
SVB Financial Group*	3,400	192,406

		3,005,929

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 9.1%
Boston Scientific*	38,000	$195,320
CareFusion*	19,300	512,608
DENTSPLY International	5,300	195,252
Hologic*	20,600	424,772
Laboratory Corp. of America Holdings*	4,600	389,758
MEDNAX*	2,800	193,144

		1,910,854

MATERIALS & PROCESSING — 11.8%
Airgas	2,400	213,528
Aptargroup	7,800	399,984
Eastman Chemical	4,000	236,960
Packaging Corp. of America	13,000	458,510
Republic Services, Cl A	14,200	402,570
Rock-Tenn, Cl A	3,100	226,889
Timken	14,100	556,809

		2,495,250

PRODUCER DURABLES — 10.6%
AGCO*	4,800	218,448
BE Aerospace*	10,200	459,918
Colfax*	12,400	426,436
Foster Wheeler*	10,300	229,381
Harsco	9,800	195,902
Hubbell, Cl B	4,800	401,856
Manpower	8,100	307,314

		2,239,255

REAL ESTATE INVESTMENT TRUST — 4.7%
Alexandria Real Estate Equities	5,300	373,279
Digital Realty Trust	6,882	422,762
Liberty Property Trust	5,400	189,648

		985,689

TECHNOLOGY — 13.5%
Amphenol, Cl A	3,500	210,455
Broadridge Financial Solutions	19,100	438,345
CA	7,500	168,900
Fiserv*	2,800	209,832
Global Payments	12,700	542,925
Jack Henry & Associates	11,200	425,600
KLA-Tencor	4,000	186,080
Lam Research*	5,800	205,320
Western Digital	13,800	472,374

		2,859,831

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2012

COMMON STOCK — continued
	Shares	Value

UTILITIES — 2.7%
CMS Energy	15,800	$384,256
Wisconsin Energy	4,800	184,656

		568,912

Total Common Stock (Cost $18,942,146)		20,573,510

SHORT-TERM INVESTMENT — 4.0%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $852,320)	852,320	852,320

Total Investments — 101.4% (Cost $19,794,466)		$21,425,830

Percentages are based upon Net Assets of $21,130,744.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2012.

Cl – Class

LP – Limited Partnership

As of October 31, 2012, all of the Fund’s investments were considered Level 1.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2012

Sector Weightings (unaudited)†:

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%
	Shares	Value

CONSUMER DISCRETIONARY — 9.7%
Childrens Place Retail Stores*	10,900	$636,887
Saks*	62,800	645,584
Thor Industries	9,200	349,876
Warnaco Group*	12,500	882,250
Wolverine World Wide	15,300	640,611

		3,155,208

CONSUMER STAPLES — 2.0%
J&J Snack Foods	11,729	671,720

ENERGY — 7.2%
Berry Petroleum, Cl A	8,800	338,888
Bonanza Creek Energy*	14,351	355,474
EQT Midstream Partners LP (A)	11,700	364,455
Matador Resources*	35,143	310,313
Matrix Service*	63,039	661,279
Rex Energy*	27,100	358,804

		2,389,213

FINANCIAL SERVICES — 21.9%
AMERISAFE*	23,800	624,750
Bancfirst	7,600	334,096
BBCN Bancorp	52,993	632,206
Chemical Financial	27,550	647,976
Columbia Banking System	35,400	626,934
Employers Holdings	17,700	323,025
Endurance Specialty Holdings	7,900	320,345
First Financial Bancorp	39,000	612,300
National Bank Holdings, Cl A	17,100	324,900
PrivateBancorp, Cl A	32,350	522,776
Safety Insurance Group	14,219	659,051
State Bank Financial	39,708	602,370
SVB Financial Group*	11,500	650,785
Wintrust Financial	8,710	321,835

		7,203,349

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 4.1%
Natus Medical*	54,654	$617,590
Orthofix International NV*	17,319	686,872

		1,304,462

MATERIALS & PROCESSING — 7.2%
Beacon Roofing Supply*	21,945	709,701
Hi-Crush Partners	15,500	317,750
KapStone Paper and Packaging*	30,631	672,963
Kaydon	15,000	335,400
US Silica Holdings*	24,900	318,720

		2,354,534

PRODUCER DURABLES — 17.9%
AO Smith	10,950	665,431
EnerSys*	9,500	327,560
Foster Wheeler*	14,206	316,368
Gorman-Rupp	23,500	634,500
Harsco	28,720	574,113
Hurco*	13,440	308,851
Kelly Services, Cl A	25,279	335,958
Landstar System	13,900	704,035
Moog, Cl A*	17,800	658,778
Roadrunner Transportation Systems*	20,800	362,544
TAL International Group	19,600	669,144
Trex*	7,100	248,074
Watts Water Technologies, Cl A	2,800	112,644

		5,918,000

REAL ESTATE INVESTMENT TRUSTS — 7.6%
Coresite Realty	13,980	317,765
CubeSmart	25,900	339,808
DiamondRock Hospitality	67,700	574,096
Potlatch	16,900	650,312
PS Business Parks	4,800	307,824
Summit Hotel Properties	38,853	320,926

		2,510,731

TECHNOLOGY — 12.8%
CACI International, Cl A*	12,700	640,461
Coherent*	14,210	648,686
Heartland Payment Systems	24,059	627,459
j2 Global	21,000	630,840
JDA Software Group*	9,500	362,330
Littelfuse	6,213	333,017
Pervasive Software*	40,559	347,996
SYNNEX*	18,308	592,996

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2012

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
Tellabs	18,500	$54,020

		4,237,805

UTILITIES — 7.0%
ALLETE	15,500	645,110
Cleco	8,100	349,515
NorthWestern	18,200	651,742
Portland General Electric	23,900	654,861

		2,301,228

Total Common Stock (Cost $28,372,591)		32,046,250

SHORT-TERM INVESTMENT — 3.0%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $992,246)	992,246	992,246

Total Investments — 100.4% (Cost $29,364,837)		$33,038,496

Percentages are based upon Net Assets of $32,895,384.

*	Non-income producing security.

(A)	Security considered Master Limited Partnership. At October 31, 2012, the security amounted to $364,455 or 1.1% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2012.

Cl — Class

LP – Limited Partnership

As of October 31, 2012, all of the Fund’s investments were considered Level 1.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2012

Sector Weightings (unaudited)†:

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 55.1%
	Shares	Value

CONSUMER DISCRETIONARY — 2.4%
Time Warner	237,700	$10,328,065
Wal-Mart Stores	134,000	10,052,680

		20,380,745

CONSUMER STAPLES — 4.9%
General Mills	534,198	21,410,656
PepsiCo	303,600	21,021,264

		42,431,920

ENERGY — 13.7%
Access Midstream Partners LP (A)	279,055	9,819,945
Chevron	142,500	15,704,925
El Paso Pipeline Partners LP (A) .	462,849	16,528,338
Energy Transfer Equity LP (A)	374,455	16,479,765
Enterprise Products Partners LP (A)	321,541	16,948,426
Exxon Mobil	117,400	10,703,358
Plains All American Pipeline LP (A)	239,400	10,863,972
Spectra Energy	363,400	10,491,358
Western Gas Partners (A)	212,300	10,823,054

		118,363,141

FINANCIAL SERVICES — 4.5%
Kinder Morgan	277,700	9,638,967
Magellan Midstream Partners LP (A)	372,438	16,174,982
MetLife	83,778	2,973,298
Travelers	144,900	10,279,206

		39,066,453

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 7.1%
Abbott Laboratories	282,800	$18,529,056
Johnson & Johnson	305,500	21,635,510
Novartis ADR	347,807	21,028,411

		61,192,977

MATERIALS & PROCESSING — 1.2%
EI Du Pont de Nemours	241,500	10,751,580

PRODUCER DURABLES — 3.4%
Automatic Data Processing	182,400	10,540,896
Boeing	147,235	10,371,233
Raytheon	157,843	8,927,600

		29,839,729

REAL ESTATE INVESTMENT TRUST — 6.0%
Alexandria Real Estate Equities	233,624	16,454,138
Digital Realty Trust	250,910	15,413,401
Mack-Cali Realty	379,900	9,873,601
Rayonier	207,350	10,162,224

		51,903,364

TECHNOLOGY — 4.0%
Intel	682,500	14,759,062
Microsoft	709,300	20,239,876

		34,998,938

UTILITIES — 8.0%
American Electric Power	239,700	10,652,268
AT&T	306,300	10,594,917
Nextera Energy	153,400	10,747,204
Southern	236,000	11,054,240
Vodafone Group ADR	622,900	16,955,338
Xcel Energy	321,900	9,093,675

		69,097,642

Total Common Stock (Cost $426,362,175)		478,026,489

PREFERRED STOCK — 11.6%
CONSUMER DISCRETIONARY — 0.7%
General Motors, Ser B, 4.750%	144,000	5,849,280

FINANCIAL SERVICES — 8.6%
Bank of America, Ser D, 6.204%	847,402	21,134,206
BB&T, Ser D, 5.850%	400,800	10,512,984
Citigroup, 7.500%	109,784	11,219,925

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2012

PREFERRED STOCK — continued
	Shares/Face Amount	Value

FINANCIAL SERVICES — continued
Hartford Financial Services Group, Ser F, 7.250%	245,700	$5,024,565
JPMorgan Chase, 5.500%	423,400	10,627,340
MetLife, 5.000%	118,700	5,518,363
PNC Financial Services Group, Ser Q, 5.375%	422,800	10,629,192

		74,666,575

REAL ESTATE INVESTMENT TRUST — 0.9%
Public Storage, 5.750%	139,950	3,742,263
Public Storage, Ser T, 5.900%	159,679	4,309,736

		8,051,999

UTILITIES — 1.4%
Dominion Resources, Ser A, 8.375%	230,383	6,450,724
PPL, 8.750%	108,600	5,882,862

		12,333,586

Total Preferred Stock (Cost $99,510,375)		100,901,440

CORPORATE OBLIGATIONS — 10.4%
CONSUMER STAPLES — 0.1%
Philip Morris International 6.875%, 03/17/14	$1,100,000	1,195,145

ENERGY — 2.0%
Anadarko Petroleum 5.950%, 09/15/16	2,750,000	3,194,433
BHP Billiton Finance USA 5.500%, 04/01/14	1,250,000	1,336,599
Marathon Oil 5.900%, 03/15/18	1,000,000	1,215,748
Occidental Petroleum 2.700%, 02/15/23	7,150,000	7,433,276
Total Capital 3.000%, 06/24/15	3,825,000	4,065,019

		17,245,075

FINANCIAL SERVICES — 5.2%
American International Group 4.250%, 09/15/14	6,000,000	6,351,162
Bank of America MTN 5.650%, 05/01/18	9,000,000	10,478,223
Barclays Bank, Ser 1 5.000%, 09/22/16	4,350,000	4,894,637

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Citigroup 6.375%, 08/12/14	$2,250,000	$2,451,746
General Electric Capital 7.125%, 12/31/49 (B)	8,500,000	9,724,765
JPMorgan Chase 6.300%, 04/23/19	3,500,000	4,316,375
Teva Pharmaceutical Finance IV 3.650%, 11/10/21	6,500,000	7,074,711

		45,291,619

PRODUCER DURABLES — 0.6%
Boeing 6.000%, 03/15/19	2,000,000	2,533,496
CSX 6.250%, 04/01/15	2,000,000	2,262,762

		4,796,258

REAL ESTATE INVESTMENT TRUST — 0.3%
Vornado Realty 4.250%, 04/01/15	2,750,000	2,922,609

TECHNOLOGY — 1.8%
Arrow Electronics 6.000%, 04/01/20	2,500,000	2,845,792
Hewlett-Packard 1.550%, 05/30/14	3,000,000	2,998,368
Intel 3.300%, 10/01/21	7,000,000	7,681,338
Oracle 4.950%, 04/15/13	1,700,000	1,734,347

		15,259,845

UTILITIES — 0.4%
Sempra Energy 2.000%, 03/15/14	3,500,000	3,550,281

Total Corporate Obligations (Cost $84,134,382)		90,260,832

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.2%
FHLMC 5.500%, 07/18/16	2,250,000	2,653,690
3.750%, 03/27/19	8,000,000	9,281,800
2.375%, 01/13/22	9,000,000	9,432,162

		21,367,652

FNMA 5.375%, 06/12/17	2,750,000	3,320,631
2.750%, 02/05/14	7,000,000	7,225,386

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2012

U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
	Face Amount/Shares	Value

2.625%, 11/20/14	$10,000,000	$10,474,320
1.125%, 04/27/17	9,000,000	9,151,668
0.750%, 12/18/13	11,000,000	11,066,924

		41,238,929

Total U.S. Government Agency Obligations (Cost $60,590,499)		62,606,581

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds 3.375%, 11/15/19	6,250,000	7,201,663

U.S. Treasury Inflationary Protection Securities 2.500%, 07/15/16	1,995,980	2,301,862
1.375%, 07/15/18	6,462,368	7,544,140
1.375%, 01/15/20	5,059,558	6,036,577

		15,882,579

U.S. Treasury Notes 3.250%, 05/31/16	2,250,000	2,470,781

Total U.S. Treasury Obligations (Cost $22,592,357)		25,555,023

SHORT-TERM INVESTMENT — 12.3%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (C) (Cost $106,405,232)	106,405,232	106,405,232

Total Investments — 99.6% (Cost $799,595,020)		$863,755,597

Percentages are based upon Net Assets of $866,880,840.

(A)	Securities considered Master Limited Partnership. At October 31, 2012, these securities amounted to $97,638,482 or 11.3% of Net Assets.

(B)	Floating rate security — Rate disclosed is the rate in effect on October 31, 2012. Rate shown is the final maturity date.

(C)	The rate reported is the 7-day effective yield as of October 31, 2012.

ADR – American Depositary Receipt

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of October 31, 2012 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$478,026,489	$—	$—	$478,026,489
Preferred Stock	100,901,440	—	—	100,901,440
Corporate Obligations	—	90,260,832	—	90,260,832
U.S. Government Agency Obligations	—	62,606,581	—	62,606,581
U.S. Treasury Obligations	—	25,555,023	—	25,555,023
Short-Term Investment	106,405,232	—	—	106,405,232

Total Investments in Securities	$685,333,161	$178,422,436	$—	$863,755,597

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2012, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD BALANCED FUND
OCTOBER 31, 2012

Sector Weightings (unaudited)†:

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 57.6%
	Shares	Value
CONSUMER DISCRETIONARY — 6.7%
Advance Auto Parts	610	$43,273
Comcast, Cl A	2,400	90,024
General Motors*	3,400	86,700
Time Warner	1,800	78,210
Wal-Mart Stores	1,100	82,522
Walt Disney	1,600	78,512

		459,241

CONSUMER STAPLES — 3.6%
CVS Caremark	1,800	83,520
General Mills	2,100	84,168
PepsiCo	1,200	83,088

		250,776

ENERGY — 7.1%
Anadarko Petroleum	1,200	82,572
Chevron	1,100	121,231
EQT	1,500	90,945
Marathon Oil	2,800	84,168
Occidental Petroleum	1,400	110,544

		489,460

FINANCIAL SERVICES — 11.9%
ACE	1,100	86,515
AFLAC	1,700	84,626
American International Group*	2,400	83,832
Ameriprise Financial	700	40,859
Bank of America	9,000	83,880
CIT Group*	2,100	78,162
Hartford Financial Services Group	1,900	41,249
JPMorgan Chase	2,100	87,528
MetLife	2,400	85,176
Travelers	600	42,564

COMMON STOCK — continued
	Shares	Value
FINANCIAL SERVICES — continued
Wells Fargo	3,000	$101,070

		815,461

HEALTH CARE — 11.3%
Abbott Laboratories	1,200	78,624
Baxter International	1,400	87,682
Cardinal Health	2,100	86,373
Covidien	1,400	76,930
Johnson & Johnson	1,800	127,476
Merck	1,900	86,697
Novartis ADR	1,400	84,644
Pfizer	1,700	42,279
St. Jude Medical	600	22,956
Teva Pharmaceutical Industries ADR	2,100	84,882

		778,543

MATERIALS & PROCESSING — 1.2%
Dow Chemical	2,700	79,110

PRODUCER DURABLES — 6.0%
Boeing	1,200	84,528
Flowserve	300	40,647
General Dynamics	1,100	74,888
Honeywell International	1,400	85,736
Union Pacific	700	86,121
Xylem	1,800	43,668

		415,588

TECHNOLOGY — 7.4%
Cisco Systems	7,100	121,694
EMC*	3,000	73,260
Intel	3,600	77,850
Microsoft	4,100	116,994
Oracle	2,600	80,730
TE Connectivity	1,100	35,398

		505,926

UTILITIES — 2.4%
American Electric Power	1,900	84,436
Vodafone Group ADR	3,000	81,660

		166,096

Total Common Stock (Cost $3,103,963)		3,960,201

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD BALANCED FUND
OCTOBER 31, 2012

CORPORATE OBLIGATIONS — 20.5%
	Face Amount	Value
ENERGY — 6.2%
Apache 5.250%, 04/15/13	$75,000	$76,605
BHP Billiton Finance USA 5.500%, 04/01/14	75,000	80,196
General Electric 5.000%, 02/01/13	75,000	75,868
Marathon Oil 5.900%, 03/15/18	75,000	91,181
XTO Energy 6.500%, 12/15/18	75,000	98,535

		422,385

FINANCIAL SERVICES — 5.4%
Ace INA Holdings 5.600%, 05/15/15	100,000	112,122
Barclays Bank, Ser 1 5.000%, 09/22/16	50,000	56,260
Citigroup MTN 5.500%, 10/15/14	75,000	81,021
JPMorgan Chase 6.300%, 04/23/19	100,000	123,325

		372,728

PRODUCER DURABLES — 1.3%
Burlington Northern Santa Fe 5.650%, 05/01/17	75,000	89,308

REAL ESTATE INVESTMENT TRUST — 0.8%
Vornado Realty 4.250%, 04/01/15	50,000	53,138

TECHNOLOGY — 3.8%
Intel 3.300%, 10/01/21	100,000	109,733
Oracle 4.950%, 04/15/13	100,000	102,020
Texas Instruments 1.650%, 08/03/19	50,000	50,204

		261,957

UTILITIES — 3.0%
Sempra Energy 2.000%, 03/15/14	75,000	76,077
Southern 4.150%, 05/15/14	50,000	52,707
Vodafone Group 4.150%, 06/10/14	75,000	79,232

		208,016

Total Corporate Obligations (Cost $1,299,348)		1,407,532

U.S. TREASURY OBLIGATIONS — 11.4%
	Face Amount/ Shares	Value
U.S. Treasury Bonds 3.375%, 11/15/19	$100,000	$115,227

U.S. Treasury Inflationary Protection Securities 2.500%, 07/15/16	85,542	98,651
2.125%, 01/15/19	80,463	98,371
1.375%, 07/15/18	106,816	124,696
1.375%, 01/15/20	106,517	127,086

		448,804

U.S. Treasury Notes 5.125%, 05/15/16	105,000	122,095
0.750%, 08/15/13	100,000	100,430

		222,525

Total U.S. Treasury Obligations (Cost $699,372)		786,556

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
FHLMC 5.250%, 04/18/16	100,000	116,166
FNMA 5.000%, 04/15/15	60,000	66,761

Total U.S. Government Agency Obligations (Cost $169,326)		182,927

SHORT-TERM INVESTMENT — 7.8%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $534,748)	534,748	534,748

Total Investments — 99.9% (Cost $5,806,757)		$6,871,964

Percentages are based upon Net Assets of $6,878,342.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2012.

ADR – American Depositary Receipt

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

MTN – Medium Term Note

Ser – Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD BALANCED FUND
OCTOBER 31, 2012

The following is a summary of the inputs used as of October 31, 2012 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$3,960,201	$—	$—	$3,960,201
Corporate Obligations	—	1,407,532	—	1,407,532
U.S. Treasury Obligations	—	786,556	—	786,556
U.S. Government Agency Obligations	—	182,927	—	182,927
Short-Term Investment	534,748	—	—	534,748

Total Investments in Securities	$4,494,949	$2,377,015	$—	$6,871,964

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2012, there were no Level 3 securities.

Amounts designated as “—”are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
OCTOBER 31, 2012

Sector Weightings (unaudited)†:

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6%
	Shares	Value

CONSUMER DISCRETIONARY — 8.3%
Darden Restaurants	42,050	$2,212,671
Gannett	97,100	1,640,990
Genuine Parts	34,200	2,140,236
McDonald’s	9,200	798,560

		6,792,457

CONSUMER STAPLES — 15.1%
Colgate-Palmolive	23,250	2,440,320
Dr. Pepper Snapple Group	18,280	783,298
General Mills	62,400	2,500,992
Hormel Foods	28,500	841,605
McCormick	13,900	856,518
PepsiCo	35,700	2,471,868
Philip Morris International	18,300	1,620,648
Procter & Gamble	12,200	844,728

		12,359,977

ENERGY — 11.1%
Chevron	22,000	2,424,620
ConocoPhillips	43,800	2,533,830
Marathon Oil	83,300	2,503,998
Total ADR	32,700	1,648,080

		9,110,528

FINANCIAL SERVICES — 14.3%
ACE	21,800	1,714,570
AFLAC	45,300	2,255,034
T. Rowe Price Group	25,000	1,623,500
US Bancorp	60,400	2,005,884
Waddell & Reed Financial, Cl A	51,800	1,726,494
Wells Fargo	70,900	2,388,621

		11,714,103

	Shares	Value

HEALTH CARE — 13.6%
Baxter International	28,000	$1,753,640
GlaxoSmithKline ADR	35,500	1,593,950
Johnson & Johnson	30,950	2,191,879
Novartis ADR	27,700	1,674,742
Pfizer	103,350	2,570,315
UnitedHealth Group	23,484	1,315,104

		11,099,630

MATERIALS & PROCESSING — 4.1%
Freeport-McMoRan Copper & Gold	43,000	1,671,840
PPG Industries	14,300	1,674,244

		3,346,084

PRODUCER DURABLES — 15.3%
Emerson Electric	17,850	864,476
Honeywell International	26,600	1,628,984
Parker Hannifin	25,140	1,977,512
Raytheon	38,250	2,163,420
Union Pacific	13,280	1,633,838
United Technologies	29,800	2,329,168
WW Grainger	9,800	1,973,818

		12,571,216

REAL ESTATE INVESTMENT TRUST — 0.9%
Digital Realty Trust	11,600	712,588

TECHNOLOGY — 14.0%
Accenture, Cl A	35,550	2,396,426
CA	92,450	2,081,974
Cisco Systems	83,500	1,431,190
Intel	89,300	1,931,112
Microchip Technology	42,200	1,322,970
Microsoft	81,600	2,328,456

		11,492,128

UTILITIES — 2.9%
Vodafone Group ADR	87,800	2,389,916

Total Common Stock (Cost $75,563,249)		81,588,627

RIGHTS — 0.0%
Kinder Morgan* (Cost $—)	9,878	—

SHORT-TERM INVESTMENT — 0.7%
Federated Prime Money Market Obligations Fund, 0.120% (A) (Cost $611,484)	611,484	611,484

Total Investments — 100.3% (Cost $76,174,733)		$82,200,111

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
OCTOBER 31, 2012

Percentages are based on Net Assets of $81,929,400.

*	Non-income producing security.

(A)	The rate shown is the 7-day effective yield as of October 31, 2012.

ADR – American Depositary Receipt

Cl – Class

As of October 31, 2012, all of the Fund’s investments were considered Level 1.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2012, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2012

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 91.8%
	Face Amount	Value

CONSUMER DISCRETIONARY — 27.3%
Air Canada 9.250%, 08/01/15 (A)	$65,000	$67,600
Avis Budget Car Rental 7.750%, 05/15/16	277,000	284,620
Boyd Gaming 7.125%, 02/01/16	165,000	161,287
6.750%, 04/15/14	150,000	149,625
CCO Holdings 7.875%, 04/30/18	235,000	253,800
Cinemark USA 8.625%, 06/15/19	165,000	182,737
CityCenter Holdings 7.625%, 01/15/16	100,000	106,750
Clear Channel Communications 5.750%, 01/15/13	175,000	175,000
5.500%, 09/15/14	190,000	177,650
Clear Channel Worldwide Holdings 9.250%, 12/15/17	150,000	160,875
Coleman Cable 9.000%, 02/15/18	75,000	79,875
Continental Airlines 6.750%, 09/15/15 (A)	160,000	167,400
Corrections Corp of America 7.750%, 06/01/17	40,000	42,750
Dave & Buster’s 11.000%, 06/01/18	90,000	100,912
DineEquity 9.500%, 10/30/18	165,000	185,831
Echostar DBS 7.125%, 02/01/16	275,000	307,313
Equinox Holdings 9.500%, 02/01/16 (A)	150,000	159,375
Gannett 9.375%, 11/15/17	200,000	222,500
Gray Television 10.500%, 06/29/15	300,000	324,180

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
GWR Operating Partnershilp 10.875%, 04/01/17	$120,000	$136,800
GXS Worldwide 9.750%, 06/15/15	130,000	134,550
Harrahs 11.250%, 06/01/17	150,000	162,375
5.375%, 12/15/13	120,000	114,750
Hertz 7.500%, 10/15/18	110,000	119,350
Inmarsat Finance 7.375%, 12/01/17 (A)	200,000	215,500
Interline Brands 7.500%, 11/15/18	180,000	194,400
J Crew Group 8.125%, 03/01/19	140,000	145,425
Jo-Ann Stores 8.125%, 03/15/19 (A)	60,000	60,375
KAR Auction Services 4.313%, 05/01/14 (B)	320,000	320,003
Lamar Media 7.875%, 04/15/18	165,000	181,500
LIN Television 8.375%, 04/15/18	225,000	243,000
Local TV Finance 9.250%, 06/15/15 (A)	130,000	132,113
McJunkin Red Man 9.500%, 12/15/16	100,000	108,100
MDC Partners 11.000%, 11/01/16	200,000	218,000
Mediacom 9.125%, 08/15/19	130,000	143,975
MGM Resorts International 7.500%, 06/01/16	175,000	185,500
6.625%, 07/15/15	65,000	69,063
NBTY 9.000%, 10/01/18	135,000	151,200
NCL 11.750%, 11/15/16	205,000	234,725
9.500%, 11/15/18	75,000	82,875
Nielsen Finance 11.625%, 02/01/14	40,000	45,000
7.750%, 10/15/18	80,000	90,000
Norcraft 10.500%, 12/15/15	100,000	100,250
Peninsula Gaming 8.375%, 08/15/15	125,000	130,469
Petco Animal Supplies 9.250%, 12/01/18 (A)	115,000	126,931

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2012

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Realogy 11.500%, 04/15/17	$170,000	$183,600
Regal Entertainment 9.125%, 08/15/18	250,000	277,500
Royal Caribbean Cruises 11.875%, 07/15/15	50,000	61,250
Salem Communications 9.625%, 12/15/16	254,000	282,575
Scientific Games International 9.250%, 06/15/19	250,000	278,125
Sealy Mattress 10.875%, 04/15/16 (A)	92,000	100,165
8.250%, 06/15/14	100,000	100,750
Sinclair Television Group 9.250%, 11/01/17 (A)	200,000	221,500
8.375%, 10/15/18	120,000	133,800
Southern States 11.250%, 05/15/15 (A)	100,000	104,375
Tenneco 7.750%, 08/15/18	85,000	92,544
Tomkins 9.000%, 10/01/18	230,000	257,600
Tower Auto Holdings 10.625%, 09/01/17 (A)	300,000	325,875
Toys R Us Property 10.750%, 07/15/17	200,000	216,250
United Air Lines 12.000%, 11/01/13 (A)	140,000	143,500
United Rentals North America 10.875%, 06/15/16	75,000	83,531
UR Merger Sub 9.250%, 12/15/19	100,000	113,500
West 8.625%, 10/01/18	175,000	182,438

		10,315,187

CONSUMER STAPLES — 10.6%
ARAMARK 8.500%, 02/01/15	100,000	101,626
ARAMARK Holdings 8.625%, 05/01/16 (A)	110,000	112,476
B&G Foods 7.625%, 01/15/18	170,000	183,175
Burger King 9.875%, 10/15/18	125,000	144,687
Burlington Coat Factory Warehouse 10.000%, 02/15/19	75,000	82,781

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — continued
Central Garden and Pet 8.250%, 03/01/18	$100,000	$105,500
CKE Restaurants 11.375%, 07/15/18	178,000	204,922
Cott Beverages 8.375%, 11/15/17	75,000	82,125
Darling International 8.500%, 12/15/18	95,000	107,944
Dean Foods 9.750%, 12/15/18	250,000	281,500
Hanesbrands 8.000%, 12/15/16	150,000	165,564
Jarden 8.000%, 05/01/16	40,000	42,750
JBS USA 11.625%, 05/01/14	210,000	235,200
Liz Claiborne 10.500%, 04/15/19 (A)	175,000	194,031
Michael Foods Group 9.750%, 07/15/18	90,000	100,125
Michaels Stores 13.000%, 11/01/16 (C)	150,000	156,500
Neiman Marcus Group 10.375%, 10/15/15	113,000	115,402
New Albertsons 7.250%, 05/01/13	80,000	80,100
PEP Boys 7.500%, 12/15/14	107,000	107,670
Pinnacle Foods 9.250%, 04/01/15	151,000	154,209
Prestige Brands 8.250%, 04/01/18	240,000	263,700
Revlon Consumer Products 9.750%, 11/15/15	189,000	199,159
Reynolds Group Issuer 7.875%, 08/15/19	100,000	108,500
Rite Aid 8.000%, 08/15/20	100,000	114,900
6.875%, 08/15/13	230,000	235,462
Tops Holding 10.125%, 10/15/15	130,000	136,988
Yankee Candle 9.750%, 02/15/17	190,000	197,363
8.500%, 02/15/15	12,000	12,105

		4,026,464

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2012

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — 7.5%
Alta Mesa Holdings 9.625%, 10/15/18	$75,000	$75,750
Antero Resources 9.375%, 12/01/17	135,000	148,837
Arch Coal 8.750%, 08/01/16	125,000	126,562
Carrizo Oil & Gas 8.625%, 10/15/18	100,000	107,750
CCS 11.000%, 11/15/15 (A)	210,000	214,725
Chesapeake Energy 9.500%, 02/15/15	315,000	352,800
Cloud Peak Energy 8.250%, 12/15/17	60,000	64,950
Encore Acquisition 9.500%, 05/01/16	70,000	75,425
Energy XXI 9.250%, 12/15/17	125,000	140,938
EP Energy 6.875%, 05/01/19 (A)	50,000	54,000
Forest Oil 8.500%, 02/15/14	82,000	88,355
Murray Energy 10.250%, 10/15/15 (A)	75,000	73,500
Newfield Exploration 7.125%, 05/15/18	200,000	210,000
Parker Drilling 9.125%, 04/01/18	140,000	149,800
Penn Virginia 10.375%, 06/15/16	125,000	131,875
Pioneer Energy Services 9.875%, 03/15/18	85,000	92,013
Quicksilver Resources 11.750%, 01/01/16	105,000	108,150
8.250%, 08/01/15	110,000	106,975
SandRidge Energy 9.875%, 05/15/16	100,000	108,250
Stone Energy 8.625%, 02/01/17	150,000	159,375
6.750%, 12/15/14	150,000	150,675
Swift Energy 7.125%, 06/01/17	75,000	77,063

		2,817,768

FINANCIAL SERVICES — 7.5%
Aircastle 9.750%, 08/01/18	85,000	96,156

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Ally Financial 8.300%, 02/12/15	$220,000	$246,455
CIT Group 4.750%, 02/15/15 (A)	240,000	248,400
Credit Acceptance 9.125%, 02/01/17	135,000	148,162
DJO Finance 10.875%, 11/15/14	350,000	360,360
Ford Motor Credit 5.625%, 09/15/15	100,000	109,378
Fresenius US Finance II 9.000%, 07/15/15 (A)	125,000	143,438
Icahn Enterprises 8.000%, 01/15/18	100,000	107,500
Ineos Finance 9.000%, 05/15/15 (A)	225,000	238,500
International Lease Finance MTN 8.625%, 09/15/15	175,000	197,050
6.625%, 11/15/13	90,000	94,050
5.650%, 06/01/14	135,000	141,581
5.625%, 09/20/13	70,000	72,013
Nuveen Investments 5.500%, 09/15/15	308,000	294,140
PHH 9.250%, 03/01/16	110,000	127,050
Springleaf Finance MTN 5.850%, 06/01/13	210,000	211,050

		2,835,283

HEALTH CARE — 6.1%
Alere 9.000%, 05/15/16	245,000	258,781
CHS 8.000%, 11/15/19	125,000	134,843
DaVita HealthCare Partners 6.375%, 11/01/18	100,000	106,750
HCA 8.500%, 04/15/19	125,000	140,469
6.375%, 01/15/15	180,000	193,500
HealthSouth 8.125%, 02/15/20	175,000	192,938
Mylan 7.625%, 07/15/17 (A)	230,000	256,450
Omnicare 7.750%, 06/01/20	150,000	165,000
Select Medical 7.625%, 02/01/15	40,000	40,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2012

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
Tenet Healthcare 9.250%, 02/01/15	$216,000	$243,540
Universal Hospital Services 4.111%, 06/01/15 (B)	180,000	177,525
Valeant Pharmaceuticals 6.750%, 10/01/17 (A)	160,000	171,600
6.500%, 07/15/16 (A)	200,000	210,500

		2,292,296

MATERIALS & PROCESSING — 11.5%
Amsted Industries 8.125%, 03/15/18 (A)	85,000	91,375
Appleton Papers 10.500%, 06/15/15 (A)	240,000	254,400
ArcelorMittal 9.250%, 02/15/15	140,000	155,400
Beazer Homes USA 6.625%, 04/15/18 (A)	55,000	58,850
Berry Plastics 10.250%, 03/01/16	90,000	92,250
8.250%, 11/15/15 (A)	110,000	114,950
Boise Paper Holdings 9.000%, 11/01/17	175,000	192,500
Castle 12.750%, 12/15/16 (A)	140,000	160,300
Clearwater Paper 10.625%, 06/15/16	65,000	71,581
FMG Resources 7.000%, 11/01/15 (A)	250,000	252,500
Georgia Gulf 9.000%, 01/15/17 (A)	135,000	149,850
Gibraltar Industries 8.000%, 12/01/15	75,000	76,313
Graphic Packaging International 7.875%, 10/01/18	60,000	66,300
Huntsman International 5.500%, 06/30/16	143,000	143,357
KB Home 5.875%, 01/15/15	175,000	182,437
Koppers 7.875%, 12/01/19	80,000	87,800
Lennar 5.600%, 05/31/15	105,000	112,613
Longview Fibre Paper & Packaging 8.000%, 06/01/16 (A)	325,000	338,813
MasTec 7.625%, 02/01/17	90,000	93,150

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Metals USA 11.125%, 12/01/15	$224,000	$230,160
NOVA Chemicals 8.625%, 11/01/19	50,000	56,625
NXP Funding 9.750%, 08/01/18 (A)	200,000	233,500
Owens-Brockway Glass Container 7.375%, 05/15/16	90,000	103,050
Packaging Dynamics 8.750%, 02/01/16 (A)	300,000	315,750
Pulte Group 5.200%, 02/15/15	75,000	80,250
Resolute Forest Products 10.250%, 10/15/18	213,000	242,820
Sealed Air 7.875%, 06/15/17	40,000	42,600
Spectrum Brands 9.500%, 06/15/18 (A)	140,000	157,150
Steel Dynamics 6.750%, 04/01/15	200,000	203,000

		4,359,644

PRODUCER DURABLES — 5.2%
Affinia Group 10.750%, 08/15/16 (A)	80,000	86,600
9.000%, 11/30/14	175,000	175,877
American Axle & Manufacturing Holdings 9.250%, 01/15/17 (A)	49,000	54,819
BWAY Holding 10.000%, 06/15/18	150,000	166,500
Case New Holland 7.750%, 09/01/13	40,000	42,000
Esterline Technologies 6.625%, 03/01/17	30,000	31,050
Geo Group 7.750%, 10/15/17	100,000	108,625
Huntington Ingalls Industries 6.875%, 03/15/18	100,000	108,000
Kratos Defense 10.000%, 06/01/17	240,000	259,200
Lear 7.875%, 03/15/18	140,000	152,075
Meritor 8.125%, 09/15/15	210,000	211,050
Plastipak Holdings 8.500%, 12/15/15 (A)	155,000	158,100
Sequa 13.500%, 12/01/15 (A)	60,000	62,325
11.750%, 12/01/15 (A)	190,000	196,412

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2012

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
PRODUCER DURABLES — continued
TransDigm 7.750%, 12/15/18	$125,000	$137,813

		1,950,446

REAL ESTATE INVESTMENT TRUST — 1.5%
DuPont Fabros Technology 8.500%, 12/15/17	175,000	192,500
Felcor Lodging 10.000%, 10/01/14	220,000	252,450
Host Hotels & Resorts 9.000%, 05/15/17	100,000	108,500

		553,450

TECHNOLOGY — 6.2%
Advanced Micro Devices 8.125%, 12/15/17	160,000	145,600
Amkor Technologies 7.375%, 05/01/18	200,000	201,500
CDW 12.535%, 10/12/17	310,000	332,087
Emdeon 11.000%, 12/31/19	190,000	215,650
Equinix 8.125%, 03/01/18	85,000	93,500
First Data 10.550%, 09/24/15	200,000	205,000
Freescale Semiconductor 10.125%, 03/15/18 (A)	75,000	81,000

Freescale Semiconductors 9.250%, 04/15/18 (A)	175,000	187,250
iGATE 9.000%, 05/01/16	155,000	169,337
Infor US 11.500%, 07/15/18 (A)	91,880	106,352
Intelsat Jackson Holdings 11.250%, 06/15/16	154,000	159,775
7.250%, 04/01/19	90,000	96,525
Intelsat Luxembourg 11.250%, 02/04/17	65,000	68,250
Magnachip Semiconductor 10.500%, 04/15/18	225,000	253,125
Seagate Technology 10.000%, 05/01/14 (A)	40,000	43,400

		2,358,351

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
UTILITIES — 8.4%
AES 9.750%, 04/15/16	$101,000	$120,821
7.750%, 10/15/15	200,000	224,500
Allbritton Communication 8.000%, 05/15/18	300,000	325,500
Calpine 7.250%, 10/15/17 (A)	190,000	201,400
Calpine Construction 8.000%, 06/01/16 (A)	125,000	133,437
Cequel 8.625%, 11/15/17 (A)	240,000	256,800
Cincinnati Bell 8.250%, 10/15/17	161,000	172,270
7.000%, 02/15/15	110,000	111,375
Citizens Communications 6.625%, 03/15/15	25,000	27,062
Frontier Communications 7.875%, 04/15/15	199,000	222,383
Level 3 Financing 10.000%, 02/01/18	125,000	139,375
Nextel Communications 7.375%, 08/01/15	70,000	70,087
5.950%, 03/15/14	94,000	94,118
NRG Energy 8.500%, 06/15/19	240,000	259,800
PAETEC Holding 9.875%, 12/01/18	255,000	291,338
RRI Energy 7.625%, 06/15/14	125,000	133,750
TW Telecom 8.000%, 03/01/18	140,000	154,000
Univision Communications 7.875%, 11/01/20 (A)	90,000	95,400
Virgin Media Finance 8.375%, 10/15/19	127,000	146,050

		3,179,466

Total Corporate Obligations (Cost $ 34,536,930)		34,688,355

Total Investments — 91.8% (Cost $ 34,536,930)		$34,688,355

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2012

Percentages are based upon Net Assets of $37,774,179.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Floating rate security — Rate disclosed is the rate in effect on October 31, 2012.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on October 31, 2012. The coupon on a step bond changes on a specified date.

MTN — Medium Term Note

As of October 31, 2012, all of the Fund’s investments were considered Level 2.

For the period ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Assets:
Investments, at Value (Cost $128,260,922, $324,771,208, $19,794,466 and $29,364,837, respectively)	$158,430,363	$383,990,662	$21,425,830	$33,038,496
Receivable for Capital Shares Sold	775,021	450,158	2,136	51,443
Receivable for Investment Securities Sold	605,352	3,420,959	—	—
Dividends and Income Receivable	105,597	129,913	7,815	16,255
Receivable from Investment Adviser	—	—	6,534	2,900
Prepaid Expenses	21,163	18,421	10,194	7,340

Total Assets	159,937,496	388,010,113	21,452,509	33,116,434

Liabilities:
Payable for Investment Securities Purchased	718,762	882,390	183,205	120,363
Payable for Capital Shares Redeemed	243,892	820,206	89,379	34,803
Payable due to Investment Adviser	102,159	247,460	13,494	23,854
Payable due to Administrator	7,745	18,761	1,023	1,596
Payable due to Trustees	2,014	5,000	268	430
Payable for Distribution Fees — Class A	967	—	—	—
Chief Compliance Officer Fees Payable	797	1,978	106	170
Other Accrued Expenses	35,223	90,337	34,290	39,834

Total Liabilities	1,111,559	2,066,132	321,765	221,050

Net Assets	$158,825,937	$385,943,981	$21,130,744	$32,895,384

NET ASSETS CONSIST OF:
Paid-in Capital	$116,313,416	$337,414,314	$20,501,060	$27,954,217
Undistributed Net Investment Income	1,491,905	3,377,719	76,823	99,364
Accumulated Net Realized Gain (Loss) on Investments	10,851,175	(14,067,506)	(1,078,503)	1,168,144
Net Unrealized Appreciation (Depreciation) on Investments	30,169,441	59,219,454	1,631,364	3,673,659

Net Assets	$158,825,937	$385,943,981	$21,130,744	$32,895,384

Institutional Class Shares
Net Assets	$154,230,473	$385,943,981	$21,130,744	$32,895,384
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	13,650,098	27,562,167	2,152,959	3,222,844

Net Asset Value, Offering and Redemption Price Per Share	$11.30	$14.00	$9.81	$10.21

Class A Shares
Net Assets	$4,595,464	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	407,367	N/A	N/A	N/A

Net Asset Value, and Redemption Price Per Share	$11.28	N/A	N/A	N/A

Maximum Offering Price per share	$11.87	N/A	N/A	N/A

	($11.28 ÷ 95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Income Opportunity Fund	Westwood Balanced Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $799,595,020, $5,806,757, $76,174,733 and $34,536,930, respectively)	$863,755,597	$6,871,964	$82,200,111	$34,688,355
Cash	—	341	—	1,720,463
Dividends and Income Receivable	3,117,894	21,727	164,751	798,044
Receivable for Capital Shares Sold	1,414,515	4,150	11,607	204,997
Deferred Offering Costs	—	—	—	12,528
Receivable for Investment Securities Sold	—	14,904	1,379,537	382,577
Reclaims Receivable	—	—	5,759	—
Receivable from Investment Adviser	—	6,428	—	20,128
Prepaid Expenses	33,094	11,476	5,973	15,130

Total Assets	868,321,100	6,930,990	83,767,738	37,842,222

Liabilities:
Payable for Investment Securities Purchased	—	22,196	1,625,691	—
Income Distribution Payable	—	—	—	2,279
Payable for Capital Shares Redeemed	723,952	—	126,151	3,178
Payable due to Investment Adviser	555,088	4,449	52,873	23,240
Payable due to Administrator	41,893	337	4,009	1,762
Payable for Distribution Fees — Class A	12,138	—	—	—
Payable due to Trustees	10,651	107	1,046	446
Chief Compliance Officer Fees Payable	4,213	44	414	176
Other Accrued Expenses	92,325	25,515	28,154	36,962

Total Liabilities	1,440,260	52,648	1,838,338	68,043

Net Assets	$866,880,840	$6,878,342	$81,929,400	$37,774,179

NET ASSETS CONSIST OF:
Paid-in Capital	$801,068,755	$6,342,738	$69,415,950	$37,640,761
Undistributed Net Investment Income	1,636,490	7,928	1,256,569	142
Accumulated Net Realized Gain (Loss) on Investments	15,018	(537,531)	5,231,503	(18,149)
Net Unrealized Appreciation (Depreciation) on Investments	64,160,577	1,065,207	6,025,378	151,425

Net Assets	$866,880,840	$6,878,342	$81,929,400	$37,774,179

Institutional Class Shares
Net Assets	$805,218,430	$6,878,342	$81,929,400	$37,774,179
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	65,301,192	625,555	7,451,081	3,748,864

Net Asset Value, Offering and Redemption Price Per Share	$12.33	$11.00	$11.00	$10.08

Class A Shares
Net Assets	$61,662,410	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	5,004,671	N/A	N/A	N/A

Net Asset Value, and Redemption Price Per Share	$12.32	N/A	N/A	N/A

Maximum Offering Price per share	$12.97	N/A	N/A	N/A

	($12.32 ÷ 95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2012

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Investment Income
Dividends	$4,435,355	$8,078,371	$279,188	$512,403
Less: Foreign Taxes Withheld	(20,846)	—	—	—

Total Investment Income	4,414,509	8,078,371	279,188	512,403

Expenses
Investment Advisory Fees	1,368,522	3,031,610	132,910	266,962
Administration Fees	108,040	238,632	10,427	18,522
Distribution Fees — Class A	11,128	—	—	—
Trustees’ Fees	11,074	24,481	1,065	1,886
Chief Compliance Officer Fees	3,178	6,977	300	545
Transfer Agent Fees	58,572	63,873	18,045	19,581
Registration and Filing Fees	42,763	26,725	25,117	20,025
Professional Fees	36,447	53,479	22,846	23,880
Custodian Fees	16,744	19,118	3,478	4,380
Printing Fees	16,429	23,879	4,336	5,743
Offering Costs	—	—	19,620	—
Shareholder Servicing Fees	—	344,922	17,721	52,092
Other Expenses	11,452	20,656	2,502	3,587

Total Expenses	1,684,349	3,854,352	258,367	417,203

Less:
Advisory Waiver Recapture	77,977	—	—	—
Waiver of Investment Advisory Fees	—	—	(81,144)	(24,601)
Fees Paid Indirectly	(106)	(21)	(2)	(4)

Net Expenses	1,762,220	3,854,331	177,221	392,598

Net Investment Income	2,652,289	4,224,040	101,967	119,805

Net Realized Gain (Loss) on Investments	16,084,268	(12,569,632)	(1,063,948)	1,410,957
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,866,116	45,556,353	2,773,830	2,868,690

Net Realized and Unrealized Gain on Investments	20,950,384	32,986,721	1,709,882	4,279,647

Net Increase in Net Assets Resulting from Operations	$23,602,673	$37,210,761	$1,811,849	$4,399,452

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR or PERIOD ENDED
OCTOBER 31, 2012

STATEMENTS OF OPERATIONS
	Westwood Income Opportunity Fund	Westwood Balanced Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund(1)
Investment Income
Dividends	$20,620,935	$143,129	$2,347,521	$—
Interest	3,740,245	112,525	—	1,474,957
Less: Foreign Taxes Withheld	—	(684)	(3,137)	—

Total Investment Income	24,361,180	254,970	2,344,384	1,474,957

Expenses
Investment Advisory Fees	5,179,309	71,809	598,382	174,875
Administration Fees	405,726	5,662	47,043	13,569
Distribution Fees — Class A	127,524	—	—	—
Trustees’ Fees	41,480	584	4,814	1,411
Chief Compliance Officer Fees	11,593	165	1,351	374
Transfer Agent Fees	126,543	17,201	25,280	17,305
Registration and Filing Fees	80,049	19,333	28,676	6,320
Professional Fees	73,775	22,238	27,786	22,581
Printing Fees	52,711	3,363	19,788	4,592
Custodian Fees	28,137	3,058	4,177	3,932
Offering Costs	—	—	—	61,106
Other Expenses	27,129	8,862	5,273	30,665

Total Expenses	6,153,976	152,275	762,570	336,730

Less:
Advisory Waiver Recapture	189,538	—	13,807	—
Waiver of Investment Advisory Fees	—	(66,100)	—	(126,897)
Fees Paid Indirectly	(369)	(4)	(16)	(2)

Net Expenses	6,343,145	86,171	776,361	209,831

Net Investment Income	18,018,035	168,799	1,568,023	1,265,126

Net Realized Gain (Loss) on Investments	5,491,379	651,633	7,517,053	(18,149)
Net Change in Unrealized Appreciation (Depreciation) on Investments	41,248,813	58,271	(508,483)	151,425

Net Realized and Unrealized Gain on Investments	46,740,192	709,904	7,008,570	133,276

Net Increase in Net Assets Resulting from Operations	$64,758,227	$878,703	$8,576,593	$1,398,402

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Commenced Operations December 28, 2011.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood SMidCap Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net Investment Income (Loss)	$2,652,289	$2,845,860	$4,224,040	$1,444,325
Net Realized Gain (Loss) on Investments	16,084,268	13,738,936	(12,569,632)	55,177,028
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,866,116	(4,907,569)	45,556,353	(36,920,916)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,602,673	11,677,227	37,210,761	19,700,437

Dividends and Distributions:

Net Investment Income:
Institutional Class	(3,050,353)	(2,046,596)	(1,883,166)	(1,377,325)
Class A	(49,207)	(31,954)	—	—

Net Realized Gains:
Institutional Class	—	—	(47,803,396)	(3,500,875)

Total Dividends and Distributions	(3,099,560)	(2,078,550)	(49,686,562)	(4,878,200)

Capital Share Transactions:
Institutional Class:
Issued	23,444,892	41,706,763	67,433,034	133,305,621
Reinvestment of Dividends	2,296,738	1,564,376	42,378,653	4,109,608
Redeemed	(107,425,846)	(51,125,912)	(115,370,691)	(92,010,079)

Increase (Decrease) from Institutional Class Capital Share Transactions	(81,684,216)	(7,854,773)	(5,559,004)	45,405,150

Class A:
Issued	378,525	801,966	N/A	N/A
Reinvestment of Dividends	49,206	31,954	N/A	N/A
Redeemed	(666,525)	(2,068,084)	N/A	N/A

Increase (Decrease) from Class A Capital Share Transactions	(238,794)	(1,234,164)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(81,923,010)	(9,088,937)	(5,559,004)	45,405,150

Total Increase (Decrease) in Net Assets	(61,419,897)	509,740	(18,034,805)	60,227,387

Net Assets:
Beginning of Period	$220,245,834	$219,736,094	$403,978,786	$343,751,399

End of Period	$158,825,937	$220,245,834	$385,943,981	$403,978,786

Undistributed Net Investment Income	$1,491,905	$2,244,169	$3,377,719	$1,032,204

Shares Issued and Redeemed:

Institutional Class:
Issued	2,210,003	4,038,375	4,963,466	8,704,494
Reinvestment of Dividends	228,759	153,070	3,414,587	272,827
Redeemed	(10,058,128)	(5,023,594)	(8,410,380)	(6,111,091)

Net Institutional Class Transactions	(7,619,366)	(832,149)	(32,327)	2,866,230

Class A:
Issued	35,287	75,940	N/A	N/A
Reinvestment of Dividends	4,901	3,124	N/A	N/A
Redeemed	(62,357)	(199,488)	N/A	N/A

Net Class A Transactions	(22,169)	(120,424)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(7,641,535)	(952,573)	(32,327)	2,866,230

Amounts designated as “—” are $0.

* Commenced operations March 28, 2011.

N/A – Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SmallCap Value Fund		Westwood Income Opportunity Fund		Westwood Balanced Fund
Year Ended October 31, 2012	Period Ended October 31, 2011*	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

$101,967	$17,001	$119,805	$(2,046)	$18,018,035	$10,409,618	$168,799	$181,812
(1,063,948)	46,661	1,410,957	4,751,053	5,491,379	2,317,285	651,633	473,934
2,773,830	(1,142,466)	2,868,690	(2,196,770)	41,248,813	2,035,461	58,271	(191,767)

1,811,849	(1,078,804)	4,399,452	2,552,237	64,758,227	14,762,364	878,703	463,979

(47,192)	—	(52,930)	—	(13,695,806)	(8,203,793)	(172,220)	(180,113)
—	—	—	—	(993,256)	(360,345)	—	—

(56,176)	—	(1,425,319)	—	—	—	—	—

(103,368)	—	(1,478,249)	—	(14,689,062)	(8,564,138)	(172,220)	(180,113)

12,869,318	12,822,944	10,721,649	10,508,028	388,012,685	310,447,558	492,244	688,623
81,085	—	1,343,303	—	12,851,536	7,834,089	163,142	171,974
(4,402,284)	(869,996)	(14,755,219)	(10,885,638)	(90,117,279)	(78,103,080)	(4,687,678)	(858,574)

8,548,119	11,952,948	(2,690,267)	(377,610)	310,746,942	240,178,567	(4,032,292)	2,023

N/A	N/A	N/A	N/A	43,591,397	21,447,060	N/A	N/A
N/A	N/A	N/A	N/A	961,119	355,529	N/A	N/A
N/A	N/A	N/A	N/A	(11,862,487)	(3,802,809)	N/A	N/A

N/A	N/A	N/A	N/A	32,690,029	17,999,780	N/A	N/A

8,548,119	11,952,948	(2,690,267)	(377,610)	343,436,971	258,178,347	(4,032,292)	2,023

10,256,600	10,874,144	230,936	2,174,627	393,506,136	264,376,573	(3,325,809)	285,889

$10,874,144	$—	$32,664,448	$30,489,821	$473,374,704	$208,998,131	$10,204,151	$9,918,262

$21,130,744	$10,874,144	$32,895,384	$32,664,448	$866,880,840	$473,374,704	$6,878,342	$10,204,151

$76,823	$17,051	$99,364	$20,938	$1,636,490	$1,584,690	$7,928	$11,349

1,399,033	1,303,891	1,087,843	1,104,269	32,511,639	27,499,119	46,500	66,294
9,272	—	155,536	—	1,077,822	699,475	15,369	16,779
(465,683)	(93,554)	(1,556,902)	(1,129,987)	(7,574,315)	(7,162,856)	(431,045)	(83,072)

942,622	1,210,337	(313,523)	(25,718)	26,015,146	21,035,738	(369,176)	1

N/A	N/A	N/A	N/A	3,703,630	1,905,711	N/A	N/A
N/A	N/A	N/A	N/A	80,750	31,791	N/A	N/A
N/A	N/A	N/A	N/A	(995,607)	(340,835)	N/A	N/A

N/A	N/A	N/A	N/A	2,788,773	1,596,667	N/A	N/A

942,622	1,210,337	(313,523)	(25,718)	28,803,919	22,632,405	(369,176)	1

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Dividend Growth Fund			Westwood Short Duration High Yield Fund
	Year Ended October 31, 2012	Period Ended October 31, 2011*	Year Ended June 30, 2011**	Period Ended October 31, 2012***
Operations:
Net Investment Income	$1,568,023	$289,907	$796,444	$1,265,126
Net Realized Gain (Loss) on Investments	7,517,053	(1,788,740)	7,787,029	(18,149)
Net Realized Gain on Foreign Currency Translation	—	—	419	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(508,483)	(674,825)	4,325,937	151,425

Net Increase (Decrease) in Net Assets Resulting from Operations	8,576,593	(2,173,658)	12,909,829	1,398,402

Dividends and Distributions:

Net Investment Income:
Institutional Class	(1,332,043)	—	(459,739)	(1,264,984)

Net Realized Gains:
Institutional Class	(6,332,563)	—	—	—

Total Dividends and Distributions	(7,664,606)	—	(459,739)	(1,264,984)

Capital Share Transactions:

Institutional Class:
Issued	11,050,930	2,745,952	18,093,302	42,687,524
Reinvestment of Dividends	7,633,997	—	440,424	1,253,822
Redeemed	(9,261,636)	(1,271,304)	(10,822,447)	(6,300,585)

Increase from Institutional Class Capital Share Transactions	9,423,291	1,474,648	7,711,279	37,640,761

Total Increase (Decrease) in Net Assets	10,335,278	(699,010)	20,161,369	37,774,179

Net Assets:
Beginning of Period	$71,594,122	$72,293,132	$52,131,763	$—

End of Period	$81,929,400	$71,594,122	$72,293,132	$37,774,179

Undistributed Net Investment Income	$1,256,569	$1,073,407	$783,500	$142

Shares Issued and Redeemed:

Institutional Class:
Issued	1,051,450	262,258	1,726,469	4,252,226
Reinvestment of Dividends	766,402	—	40,856	125,056
Redeemed	(861,628)	(115,006)	(1,008,767)	(628,418)

Net Increase (Decrease) in Shares Outstanding	956,224	147,252	758,558	3,748,864

* For the period July 1, 2011 through October 31, 2011 ( See Note 1).

** For the Fiscal year ended June 30 (See Note 1).

*** Commenced operations on December 28, 2011.

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Class
2012	$10.15	$0.16	^^	$1.14	$1.30	$(0.15)	$—	$—		$(0.15)	$11.30	12.97%		$154,231	0.96	%^	0.92%	1.46%	40%
2011	9.70	0.13	^^	0.42	0.55	(0.10)	—	—		(0.10)	10.15	5.62		215,894	1.00	^	0.91	1.26	42
2010	8.64	0.10	^^	1.04	1.14	(0.08)	—	—		(0.08)	9.70	13.24		214,416	1.00	^	0.97	1.04	57
2009	8.74	0.11	^^	(0.12)	(0.01)	(0.09)	—	—		(0.09)	8.64	(0.04	)†	125,933	1.00		1.14	1.43	89
2008	12.98	0.15	^^	(4.08)	(3.93)	(0.09)	(0.22)	—		(0.31)	8.74	(30.94	)†	53,506	1.00		1.41	1.42	70
Class A (Commenced operations on December 31, 2007)
2012	$10.13	$0.12	^^	$1.15	$1.27	$(0.12)	$—	$—		$(0.12)	$11.28	12.67%		$4,595	1.21%		1.17%	1.15%	40%
2011	9.67	0.10	^^	0.42	0.52	(0.06)	—	—		(0.06)	10.13	5.37		4,352	1.25		1.16	1.02	42
2010	8.63	0.07	^^	1.05	1.12	(0.08)	—	—		(0.08)	9.67	12.99		5,320	1.25		1.22	0.73	57
2009	8.73	0.08	^^	(0.11)	(0.03)	(0.07)	—	—		(0.07)	8.63	(0.25	)†	5,251	1.25		1.35	0.95	89
2008	12.10	0.10	^^	(3.47)	(3.37)	—	—	—		—	8.73	(27.85	)†	673	1.25	*	1.65 *	1.14 *	70 (1)
Westwood SMidCap Fund
Institutional Class
2012	$14.64	$0.14	^^	$1.02	$1.16	$(0.06)	$(1.74)	$—		$(1.80)	$14.00	9.57%		$385,944	0.95%		0.95%	1.05%	37%
2011	13.90	0.05	^^	0.88	0.93	(0.05)	(0.14)	—		(0.19)	14.64	6.64		403,979	0.96		0.96	0.34	62
2010	11.28	0.06	^^	2.61	2.67	(0.05)	—	—		(0.05)	13.90	23.72		343,751	0.99		0.99	0.47	48
2009	9.41	0.08	^^	1.85	1.93	(0.06)	—	—		(0.06)	11.28	20.65		168,700	1.24	^	1.24	0.81	54
2008	13.84	0.11	^^	(4.03)	(3.92)	(0.17)	(0.34)	—		(0.51)	9.41	(29.25)		77,475	1.25	^	1.25	0.87	81
Westwood SMidCap Plus Fund
Institutional Class (commenced operations on March 28, 2011)
2012	$8.98	$0.05	^^	$0.84	$0.89	$(0.03)	$(0.03)	$—		$(0.06)	$9.81	10.01%		$21,131	1.00%		1.46%	0.58%	34%
2011	10.00	0.02	^^	(1.04)	(1.02)	—	—	—		—	8.98	10.20	†	10,874	1.00	*	2.35 *	0.37 *	31 **
Westwood SmallCap Value Fund
Institutional Class
2012	$9.24	$0.04	^^	$1.38	$1.42	$(0.02)	$(0.43)	$—		$(0.45)	$10.21	16.21	%†	$32,895	1.25%		1.33%	0.38%	68%
2011	8.56	—	(2) ^^	0.68	0.68	—	—	—		—	9.24	7.94	†	32,664	1.25		1.28	(0.01)	103
2010	7.11	(0.02	)^^	1.47	1.45	—	—	—	(2)	—	8.56	20.42	†	30,490	1.25		1.35	(0.28)	67
2009	7.00	0.01	^^	0.13	0.14	(0.03)	—	—	(2)	(0.03)	7.11	1.99	†	20,361	1.25		1.63	0.08	82
2008	10.33	0.07	^^	(3.35)	(3.28)	(0.05)	—	—		(0.05)	7.00	(31.86	)†	17,286	1.25		1.88	0.79	93
Westwood Income Opportunity Fund
Institutional Class
2012	$11.41	$0.32	^^	$0.86	$1.18	$(0.26)	$—	$—		$(0.26)	$12.33	10.46%		$805,218	0.90	%^	0.87%	2.63%	24%
2011	11.08	0.33	^^	0.26	0.59	(0.26)	—	—		(0.26)	11.41	5.35		448,112	0.90	^	0.89	2.93	26
2010	9.73	0.32	^^	1.39	1.71	(0.36)	—	—		(0.36)	11.08	17.89	†	202,142	0.90		0.96	3.18	34
2009	9.32	0.30	^^	0.38	0.68	(0.27)	—	—		(0.27)	9.73	7.50	†	124,856	1.00		1.11	3.22	91
2008	10.61	0.36	^^	(1.13)	(0.77)	(0.32)	(0.20)	—		(0.52)	9.32	(7.50	)†	113,764	1.00		1.24	3.57	99
Class A (Commenced operations on December 31, 2007)
2012	$11.40	$0.28	^^	$0.87	$1.15	$(0.23)	$—	$—		$(0.23)	$12.32	10.22%		$61,662	1.15	%^	1.12%	2.37%	24%
2011	11.07	0.30	^^	0.26	0.56	(0.23)	—	—		(0.23)	11.40	5.13		25,262	1.15	^	1.14	2.66	26
2010	9.73	0.27	^^	1.41	1.68	(0.34)	—	—		(0.34)	11.07	17.55	†	6,856	1.15		1.20	2.59	34
2009	9.32	0.27	^^	0.39	0.66	(0.25)	—	—		(0.25)	9.73	7.23	†	543	1.25		1.38	2.88	91
2008	9.99	0.25	^^	(0.71)	(0.46)	(0.21)	—	—		(0.21)	9.32	(4.69	)†	482	1.25	*	1.47 *	3.04 *	99 (1)
Westwood Balanced Fund
Institutional Class
2012	$10.26	$0.19	^^	$0.75	$0.94	$(0.20)	$—	$—		$(0.20)	$11.00	9.25%		$6,878	0.90%		1.59%	1.76%	28%
2011	9.97	0.18	^^	0.29	0.47	(0.18)	—	—		(0.18)	10.26	4.73	†	10,204	0.90		1.50	1.76	33
2010	9.17	0.16	^^	0.80	0.96	(0.16)	—	—		(0.16)	9.97	10.57	†	9,918	0.90		1.82	1.66	39
2009	9.01	0.17	^^	0.17	0.34	(0.18)	—	—		(0.18)	9.17	3.93	†	9,251	1.00		1.94	1.98	90
2008	11.61	0.23	^^	(2.44)	(2.21)	(0.23)	(0.16)	—		(0.39)	9.01	(19.61	)†	8,672	1.00		1.97	2.18	57
Westwood Dividend Growth Fund‡
Institutional Class
2012	$11.02	$0.21	^^	$0.91	$1.12	$(0.18)	$(0.96)	$—		$(1.14)	$11.00	11.41%		$81,929	0.97	%^	0.96%	1.97%	95%
2011(3)	11.39	0.05	^^	(0.42)	(0.37)	—	—	—		—	11.02	(3.25	)†	71,594	1.00	*	1.04 *	1.24 *	24 **
2011(4)	9.33	0.13	^^	2.00	2.13	(0.07)	—	—		(0.07)	11.39	22.92	†	72.293	1.02		1.03	1.19	66
2010(4)	8.14	0.08		1.16	1.24	(0.05)	—	—		(0.05)	9.33	15.14		52,132	1.10		1.07	0.89	50
2009(4)	10.30	0.04		(2.11)	(2.07)	(0.02)	(0.07)	—		(0.09)	8.14	(19.95	)†	41,589	1.15		1.19	0.65	100
2008(4)	12.51	0.02		(1.07)	(1.05)	(0.05)	(1.11)	—		(1.16)	10.30	(8.87)		36,948	1.15		1.15	0.19	104
Westwood Short Duration High Yield Fund
Institutional Class (commenced operations on December 28, 2011)
2012(5)	$10.00	$0.46	^^	$0.02	$0.48	$(0.40)	$—	$—		$(0.40)	$10.08	4.91%		$37,774	0.90	%*	1.44%*	5.40%*	52%**

Amounts designated as “—” are $0

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡ Effective February 4, 2011, the Westwood Dividend Growth Fund acquired all of the assets and liabilities of the McCarthy Multi Cap Stock Fund (“Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

* Annualized.

** Not annualized.

(1) Portfolio turnover rate is for the Fund for the year ended October 31, 2008.

(2) Amount less than $0.01 per share.

(3) For the period from July 1, 2011 through October 31, 2011 (See Note 1).

(4) For the fiscal year ended June 30 (See Note 1).

(5) For the period from December 28, 2011 through October 31, 2012 (See Note 1).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Balanced Fund, Westwood Dividend Growth Fund, and Westwood Short Duration High Yield Fund (the “Funds”). Westwood SMidCap Fund and Westwood Income Opportunity Fund commenced operations on December 19, 2005. Westwood LargeCap Value Fund commenced operations on June 28, 2006. Westwood Balanced Fund commenced operations on September 8, 2006. Westwood SmallCap Value Fund commenced operations on April 2, 2007. Westwood SMidCap Plus Fund commenced operations on March 28, 2011. The Westwood Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund ( the “Precessor Fund”) which reorganized through a transfer of all assets and liabilities to the Westwood Dividend Growth Fund on February 4, 2011. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Westwood Dividend Growth Fund’s financial statements and financial highlights. The Westwood Short Duration High Yield Fund commenced operations on December 28, 2011. Each of the Westwood Funds is classified as a “diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, and Westwood Dividend Growth Fund seek long-term capital appreciation. The Westwood Income Opportunity Fund and Westwood Balanced Fund seek long-term capital appreciation and provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective January 7, 2011, the Westwood SMidCap Fund is closed to new investors. Existing shareholders of the Westwood SMidCap Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.

Effective July 1, 2011, the Westwood Dividend Growth Fund changed its fiscal year end to October 31.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2—other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3—Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Effective May 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year/period ended October 31, 2012, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to qualify or to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Funds did not have any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year or period ended October 31, 2012, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, and Westwood Dividend Growth Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund and Westwood Balanced Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. For the Westwood Short Duration High Yield Fund, as of October 31, 2012, the remaining amount still to be amortized for the Fund was $12,528.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Westwood Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.04% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $100,000 for each fund plus $15,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value and the Westwood Income Opportunity Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A Shares.

The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2012, the Westwood SMidCap Fund, the Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund incurred $344,922, $17,721 and $52,092 of shareholder servicing fees, an effective rate of 0.09%, 0.10% and 0.17%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2012, the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, the Westwood Balanced Fund, the Westwood Dividend Growth Fund, and the Westwood Short Duration High Yield Fund earned credits of $106, $21, $2, $4, $369, $4, $16, and $2, respectively.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Westwood Management Corp. (the “Adviser”).

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Advisor has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation” and the “Class A Expense Limitation”). The contractual waivers are in place through February 28, 2013.

Fund	Advisory Fee	Institutional Class Expense Limitation	Class A Expense Limitation
Westwood LargeCap Value Fund	0.75%	1.00%	1.25%
Westwood SmidCap Fund	0.75%	1.25%	N/A
Westwood SMidCap Plus Fund	0.75%	1.00%	N/A
Westwood SmallCap Value Fund	0.85%	1.25%	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Balanced Fund	0.75%	0.90%	N/A
Westwood Dividend Growth Fund	0.75%	1.00%	N/A
Westwood Short Duration High Yield Fund	0.75%	0.90%	N/A

As of December 28, 2011, the Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund, and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

At October 31, 2012, pursuant to the above, the amount of previously waived and reimbursed fees for Westwood Income Opportunity Fund that the Adviser may seek for reimbursement was $4,809 expiring 2015. For the year ended October 31, 2012, the Adviser recaptured previously waived fees of $77,977 for the Westwood LargeCap Value Fund, $189,538 for the Westwood Income Opportunity Fund and $13,807 for the Westwood Dividend Growth Fund. At October 31, 2012, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund	Westwood Balanced Fund	Westwood Short Duration High Yield Bond Fund
10/31/09-10/31/10	2013	$—	$26,851	$88,184	$—
10/31/10-10/31/11	2014	76,829	9,024	62,609	—
10/31/11-10/31/12	2015	81,144	24,601	66,100	126,897

		$157,973	$60,476	$216,893	$126,897

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2012, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$71,763,226	$154,857,631	$—	$—
Westwood SMidCap Fund	145,030,618	198,672,538	—	—
Westwood SMidCap Plus Fund	13,898,236	5,600,470	—	—
Westwood SmallCap Value Fund	20,592,577	24,784,815	—	—
Westwood Income Opportunity Fund	372,376,734	136,207,444	41,155,560	4,232,046
Westwood Balanced Fund	159,973	447,634	111,758	1,217,640
Westwood Dividend Growth Fund	80,221,870	74,342,543	—	—
Westwood Short Duration High Yield*	45,614,298	12,164,137	—	—

*	For the period December 28, 2011 to October 31, 2012.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences are primarily attributable to utilization of earnings and profits on shareholder redemptions, net operating losses, Master Limited Partnership dividend income reclasses and REIT adjustments which have been classified to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Realized Gain/(Loss)	Paid-in Capital
Westwood LargeCap Value Fund	$(304,993)	$(2,475,361)	$2,780,354
Westwood SMidCap Fund	4,641	(4,157)	(484)
Westwood SMidCap Plus Fund	4,997	(4,990)	(7)
Westwood SmallCap Value Fund	11,551	(11,551)	—
Westwood Income Opportunity Fund	(3,277,173)	3,287,875	(10,702)
Westwood Dividend Growth Fund	(52,818)	(269,144)	321,962

These reclassifications had no impact on the net assets or the net asset value of the Funds.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Westwood LargeCap Value Fund
2012	$3,099,560	$—	$3,099,560
2011	2,078,550	—	2,078,550
Westwood SMidCap Fund
2012	24,522,135	25,164,427	49,686,562
2011	1,377,325	3,500,875	4,878,200
Westwood SMidCap Plus Fund
2012	103,368	—	103,368
Westwood SmallCap Value Fund
2012	52,930	1,425,319	1,478,249

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Ordinary Income	Long-Term Capital Gain	Total
Westwood Income Opportunity Fund
2012	$14,689,062	$—	$14,689,062
2011	8,564,138	—	8,564,138
Westwood Balanced Fund
2012	172,220	—	172,220
2011	180,113	—	180,113
Westwood Dividend Growth Fund
2012	1,332,043	6,332,563	7,664,606
2011*	—	—	—
2011**	459,739	—	459,739
Westwood Short Duration High Yield Fund
2012	1,264,984	—	1,264,984

*	For the period July 1, 2011 to October 31, 2011 (See Note 1)
**	For the period ended June 30. (See Note 1)

As of October 31, 2012, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings
Westwood LargeCap Value Fund	$1,491,912	$12,108,527	$—	$28,912,091	$(9)	$42,512,521
Westwood SMidCap Fund	3,377,725	—	(12,843,902)	57,995,848	(4)	48,529,667
Westwood SMidCap Plus Fund	76,823	—	(973,906)	1,526,763	4	629,684
Westwood SmallCap Value Fund	617,305	786,031	—	3,537,832	(1)	4,941,167
Westwood Income Opportunity Fund	2,022,414	—	(5,024,276)	69,199,862	(385,915)	65,812,085
Westwood Balanced Fund	7,929	—	(482,556)	1,010,232	(1)	535,604
Westwood Dividend Growth Fund	1,528,223	5,187,332	—	5,797,903	(8)	12.513.450
Westwood Short Duration High Yield Fund	181,982	—	(17,832)	151,108	(181,840)	133,418

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future capital gains. Capital loss carryforwards that are subject to expiration are as follows:

	Expires 10/31/17	Total
Westwood Income Opportunity Fund	$5,024,276	$5,024,276
Westwood Balanced Fund	482,556	482,556

During the year ended October 31, 2012, the Westwood LargeCap Value Fund, Westwood Income Opportunity Fund, Westwood Balanced Fund and Westwood Dividend Growth Fund utilized $309,317, $5,259,444, $594,457, and $1,788,740, respectively, of capital loss carryforwards to offset capital gains.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carry forwards under the new provision are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood SMidCap Fund	$4,071,575	$8,772,327	$12,843,902
Westwood SMidCap Plus Fund	584,282	389,624	973,906
Westwood Short Duration High Yield Fund	17,832	—	17,832

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2012, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$129,518,272	$33,566,585	$(4,654,494)	$28,912,091
Westwood SMidCap Fund	325,994,814	70,790,726	(12,794,878)	57,995,848
Westwood SMidCap Plus Fund	19,899,067	2,125,348	(598,585)	1,526,763
Westwood SmallCap Value Fund	29,500,664	4,489,258	(951,426)	3,537,832
Westwood Income Opportunity Fund	794,555,735	83,812,744	(14,612,882)	69,199,862
Westwood Balanced Fund	5,861,732	1,124,626	(114,394)	1,010,232
Westwood Dividend Growth Fund	76,402,208	7,393,984	(1,596,081)	5,797,903
Westwood Short Duration High Yield Bond Fund	34,537,247	342,753	(191,645)	151,108

8. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Other:

At October 31, 2012, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Class	2	41%
Westwood LargeCap Value Fund, Class A	2	92%
Westwood SMidCap Fund, Institutional Class	4	72%
Westwood SMidCap Plus Fund, Institutional Class	5	73%
Westwood SmallCap Value Fund, Institutional Class	3	72%
Westwood Income Opportunity Fund, Institutional Class	2	63%
Westwood Income Opportunity Fund, Class A	2	65%
Westwood Balanced Fund, Institutional Class	3	85%
Westwood Dividend Growth Fund, Institutional Class	2	67%
Westwood Short Duration High Yield Fund, Institutional Class	2	72%

10. Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet –Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11. Fund Reorganization:

On February 1, 2011, the shareholders of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”) voted to approve a tax-free reorganization (the “Reorganization”) of the Predecessor Fund through a transfer of all assets and liabilities to the WHG Dividend Growth Fund, an existing shell series of the Trust. The Reorganization took place on February 5, 2011. At the close of business on February 4, 2011, each shareholder of the Predecessor Fund received shares of the Fund’s Institutional Class having a total dollar value equal to the total dollar value of the shares such shareholder held in the Predecessor Fund immediately prior to the Reorganization. As of February 5, 2011, the net assets and shares outstanding of the Predecessor Fund were $70,963,038 and 6,292,667, respectively.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

12. Subsequent Event:

On November, 13 2012, the Board of Trustees of the Advisors’ Inner Circle Fund, at the recommendation of Westwood Management Corp., the investment advisor of the Westwood Balanced Fund, has determined that it is in the best interest of the Fund and its shareholders to cease operations and liquidate any remaining assets. Effective immediately the Fund is closed to new investments. The Fund is expected to cease operations and liquidate on or about December 20, 2012.

The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, and the Westwood Short Duration High Yield Fund have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (Unaudited)

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Westwood Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Balanced Fund, Westwood Dividend Growth Fund and Westwood Short Duration High Yield Fund (eight of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2012, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods indicated therein (for each of the years or periods presented from July 1, 2010 to October 31, 2012 with regard to the Westwood Dividend Growth Fund). These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period ended June 30, 2010 of the Westwood Dividend Growth Fund were audited by other auditors; whose report dated August 26, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Balanced Fund, Westwood Dividend Growth Fund, and Westwood Short Duration High Yield Fund of The Advisors’ Inner Circle Fund at October 31, 2012, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein (for each of the years or periods presented from July 1, 2010 to October 31, 2012 with regard to the Westwood Dividend Growth Fund), in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2012

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood Large Cap Value Fund, Institutional Class	$1,000.00	$1,025.40	0.92%	$4.70
Westwood Large Cap Value Fund, Class A	1,000.00	1,023.60	1.17%	5.97
Westwood SMidcap Fund, Institutional Class	1,000.00	997.20	0.95%	4.78
Westwood SMidcap Plus Fund, Institutional Class	1,000.00	1,001.00	1.00%	5.04
Westwood Small Cap Value, Institutional Class	1,000.00	1,012.90	1.25%	6.34
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,033.30	0.90%	4.61
Westwood Income Opportunity Fund, Class A	1,000.00	1,032.10	1.15%	5.89
Westwood Balanced Fund, Institutional Class	1,000.00	1,021.90	0.90%	4.59
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,006.40	0.95%	4.80
Westwood Short Duration High Yield Fund, Institutional Class	1,000.00	1,031.30	0.90%	4.61

Hypothetical 5% Return
Westwood Large Cap Value Fund, Institutional Class	$1,000.00	$1,020.57	0.92%	$4.69
Westwood Large Cap Value Fund, Class A	1,000.00	1,019.31	1.17%	5.96
Westwood SMidcap Fund, Institutional Class	1,000.00	1,020.42	0.95%	4.84
Westwood SMidcap Plus Fund, Institutional Class	1,000.00	1,020.16	1.00%	5.09
Westwood Small Cap Value, Institutional Class	1,000.00	1,018.90	1.25%	6.36
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,020.67	0.90%	4.58
Westwood Income Opportunity Fund, Class A	1,000.00	1,019.41	1.15%	5.85
Westwood Balanced Fund, Institutional Class	1,000.00	1,020.67	0.90%	4.58
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,020.42	0.95%	4.84
Westwood Short Duration High Yield Fund, Institutional Class	1,000.00	1,020.67	0.90%	4.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2012.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED
BOARD MEMBERS[3,4]

ROBERT A. NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi- Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT
BOARD MEMBERS[3]

CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

JOSEPH T. GRAUSE JR. 60 yrs. old	Trustee (Since 2011)	Self-employed sonsultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

MITCHELL A. JOHNSON 69 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998-2006). Director, The FBR Rushmore Funds (2002-2005). Trustee, Diversified Investors Portfolios (2006-2008).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]
INDEPENDENT
BOARD MEMBERS[3] (continued)

BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in- house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

JAMES M. STOREY 80 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.	Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS

MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.

MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	None.

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.	None.

DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None

TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.	None.

KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.	None.

JOHN MUNCH 41 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney — SEI Investments Company since 2001	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on August 14-15, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, assets under management, personnel, approach to risk management, best execution, use of soft dollars and business plan. In addition, the Adviser’s representative reviewed each Fund’s portfolio characteristics with respect to sector weightings or asset weightings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

Investment Performance of the Funds and the Adviser

The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last approved, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its respective benchmark index and other similar mutual funds over various periods of time. At the meeting, the representative of the Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. With respect to the Westwood SmallCap Value Fund, the Board noted that the Fund had generally outperformed its benchmark index over various periods of time. With respect to the Westwood Dividend Growth Fund, the Board noted that the Fund’s performance was generally comparable to that of its benchmark index. With respect to the Westwood Income Opportunity Fund, the Westwood SMidCap Fund and the Westwood LargeCap Value Fund, the Board noted that although each Fund underperformed its respective benchmark indices over recent periods of time, each Fund’s long-term performance was generally favorable to that of its respective benchmarks and did not necessitate any significant additional review. With respect to the Westwood Balanced Fund, the Board noted that although the Fund underperformed its benchmark indices over various periods of time, the Fund’s recent performance was favorable to that of its benchmarks and did not necessitate any significant additional review. With respect to the Westwood SMidCap Plus Fund and the Westwood Short Duration High Yield Fund, the Board noted

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS — continued (Unaudited)

that although each Fund had a relatively short operating period, each Fund’s performance was generally comparable to its respective benchmark index. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fees payable by each Fund were reasonable, the Trustees reviewed, among other things, a report of the advisory fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2012, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short-Term Capital Gain (5)
Westwood LargeCap Value Fund	42.10%	57.90%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Westwood SMidCap Fund	50.65%	49.35%	100.00%	20.33%	20.60%	0.00%	0.00%	100.00%
Westwood SMidCap Plus Fund	0.00%	100.00%	100.00%	87.07%	86.05%	0.00%	0.00%	100.00%
Westwood SmallCap Value Fund	96.42%	3.58%	100.00%	85.86%	82.66%	0.00%	0.00%	0.00%
Westwood Income Opportunity Fund	0.00%	100.00%	100.00%	71.18%	73.36%	2.95%	30.30%	0.00%
Westwood Balanced Fund	0.00%	100.00%	100.00%	83.44%	83.63%	10.53%	39.28%	0.00%
Westwood Dividend Growth Fund	82.40%	17.60%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%
Westwood Short Duration High Yield Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	97.10%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WHG-AR-001-0700

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.